SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant	[X]

Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material under Rule 14a-12

VALIC COMPANY I

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
(4) Proposed maximum aggregate value of transaction:
(5) Total Fee Paid:
[ ]	Fee paid previously with preliminary materials.
[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

VALIC COMPANY I

2929 ALLEN PARKWAY

HOUSTON, TEXAS 77019

March 28, 2014

Dear Shareholder:

You are receiving the enclosed Proxy Statement because you owned interests in the Global Social Awareness Fund or the International Equities Fund (each, a “Fund,” and collectively, the “Funds”), each a series of VALIC Company I (“VC I”), as of the close of business on February 28, 2014. At an in-person meeting held on January 27-28, 2014, the Board of Directors (the “Board”) of VC I approved a new investment sub-advisory agreement between The Variable Annuity Life Insurance Company (“VALIC”) and SunAmerica Asset Management, LLC (“SunAmerica”) with respect to each Fund. The new investment sub-advisory agreement is subject to approval by shareholders of each Fund.

A special joint meeting of the shareholders of the Funds (the “Special Meeting”) will be held at the offices of VALIC, at The Woodson Tower Building, 2919 Allen Parkway, Meeting Room 2, Houston, Texas 77019, on Tuesday, May 13, 2014, at 3:00 p.m. Central Time, to vote on the following two proposals:

1.	To approve a new investment sub-advisory agreement between VALIC and SunAmerica, which provides that SunAmerica will manage the assets of the Global Social Awareness Fund.

2.	To approve a new investment sub-advisory agreement between VALIC and SunAmerica, which provides that SunAmerica will manage the assets of the International Equities Fund.

Shareholder approval of the new investment sub-advisory agreement by one Fund is not contingent on shareholder approval of the new investment sub-advisory agreement by the other Fund. Thus, if shareholders of one Fund approve the new investment sub-advisory agreement with respect to their Fund, the new investment sub-advisory agreement will go into effect with respect to their Fund, even if shareholders of the other Fund do not approve the new investment sub-advisory agreement with respect to their Fund.

As the owner of a variable annuity or variable life insurance contract or certificate issued by VALIC or other affiliated life insurance company, you have the right to instruct VALIC or such affiliated life insurance company how to vote your shares of the Funds at the Special Meeting to be held on May 13, 2014. As a participant in a qualified employer-sponsored retirement plan that invests in the Funds without a variable annuity contract, you may vote your shares directly. The Board recommends that you vote “FOR” each proposal. The Proxy Statement contains detailed information about each proposal, and VALIC recommends that you read it carefully before voting. VALIC has also attached a “Questions and Answers” section to assist you in evaluating the proposal.

Should you have any questions regarding the enclosed Proxy Statement, please feel free to call Client Services at 1-800-605-6189. On behalf of the Board, I extend our appreciation for your continued support and investment.

Sincerely,

Kurt W. Bernlohr

President

A proxy card or voting instruction card for the Funds is enclosed along with the Proxy Statement. Please vote your shares or provide voting instructions today by signing and returning the enclosed proxy card or voting instruction card for the Funds in the postage prepaid envelope provided, or follow the instructions on the proxy card and voting instruction card to vote by telephone or over the internet.

IMPORTANT NEWS FOR SHAREHOLDERS

QUESTIONS AND ANSWERS

Q.	Why am I receiving this proxy statement?

A.

This proxy statement has been mailed to you so that you may vote on the proposal concerning your investment in the Fund(s). For participants who own a variable annuity or variable life insurance contract or certificate (a “Contract”) issued by a separate account (“Separate Account”) of The Variable Annuity Life Insurance Company (“VALIC”) or other affiliated life insurance company, you have the right to instruct the issuer of the Contract how to vote Fund shares that are attributable to your Contract. If you are a participant in a qualified employer-sponsored retirement plan (“Plan”) that invests in the Funds without a variable annuity contract, you may vote your Fund shares directly.

For convenience, we refer to Contract owners, certificate holders, Plan participants and IRA owners collectively as “shareholders.”

Q.	What is being proposed?

A.	You are being asked to approve the following proposals (the “Proposals”):

1.	To approve a new investment sub-advisory agreement between VALIC and SunAmerica Asset Management, LLC (“SunAmerica”) with respect to the Global Social Awareness Fund.

2.	To approve a new investment sub-advisory agreement between VALIC and SunAmerica with respect to the International Equities Fund (together, with the Global Social Awareness Fund, the “Funds”).

i

Reason for the Proposals

The current sub-adviser of each Fund is PineBridge Investments, LLC (“PineBridge”). At the meeting held on January 27-28, 2014, the Board of Directors (the “Board”) of VALIC Company I (“VC I”) approved the termination of PineBridge as each Fund’s sub-adviser and approved an investment sub-advisory agreement between VALIC and SunAmerica with respect to each Fund (the “SunAmerica Sub-Advisory Agreement”), subject to shareholder approval. The Board and management believe that the performance of the International Equity Fund may benefit from SunAmerica’s focus on rules- and index- based strategies. The Board and management also believe that SunAmerica’s expertise in social investing will benefit the Global Social Awareness Fund. If the proposals are approved by shareholders, SunAmerica is expected to replace PineBridge as the sub-adviser of each Fund effective on or about June 16, 2014.

Q.	What happens if shareholders of only one Fund approve the proposal?

A.

Shareholder approval of the new investment sub-advisory agreement by one Fund is not contingent on shareholder approval of the new investment sub-advisory agreement by the other Fund. Thus, if shareholders of one Fund approve the new investment sub-advisory agreement relating to their Fund, the new investment sub-advisory agreement will go into effect with respect to their Fund, even if shareholders of the other Fund do not approve the new investment sub-advisory agreement with respect to their Fund.

Q.	Who is SunAmerica?

A.

SunAmerica is the proposed sub-adviser of each Fund. SunAmerica is an indirect wholly-owned subsidiary of American International Group, Inc. (“AIG”). VALIC is also an indirect, wholly-owned subsidiary of AIG, and therefore, is an affiliate of SunAmerica. In addition, SunAmerica sub-advises certain other VC I and VALIC Company II (“VC II”) funds and serves as the administrator of all VC I and VC II funds.

Q.	Will there be any changes to the Funds’ investment objectives, investment strategies, or portfolio management in connection with the change of sub-adviser?

A.

Yes. There will be changes to both Funds’ investment objectives and investment strategies. In addition, the name of the International Equities Fund will change to “International Equities Index Fund” if the proposal is approved.

The investment objective for the Global Social Awareness Fund will be revised to enhance the flexibility of the Fund by clarifying that, equity securities, other than common stock, such as preferred shares, convertible securities, and warrants, may be used to achieve the Fund’s investment objective. In addition, the Fund’s investment objective will be revised to clarify that the Fund does not need to invest in large-cap companies domiciled in specific developed markets, although this will be a principal investment strategy. SunAmerica will generally continue to manage the Fund in accordance with its principal investment strategies, although instead of investing at least 50% of its net assets in foreign securities, the Fund will invest at least 40% of its net assets in foreign securities, or 30% of its net assets in foreign securities, if SunAmerica deems conditions unfavorable. The maximum amount to be invested in foreign securities will increase to 75%.

The investment objective for the International Equities Fund will change to reflect the fact that the Fund will utilize investment strategies designed to track the performance of the MSCI EAFE Index.

If shareholders approve the Proposal(s), it is expected that the changes to the Funds’ investment objectives and investment strategies would be implemented on or about June 16, 2014. If shareholders do not approve the Proposal(s), the changes will not be implemented.

Q.	Will there be any changes to the Funds’ investment advisory or sub-advisory fees in connection with the change of sub-adviser?

No. The investment advisory fee rates paid by the Funds will not change. In addition, the proposed sub-advisory fee schedules payable by VALIC to SunAmerica are identical to the current sub-advisory fee schedules paid to PineBridge with respect to each Fund.

Q.	What will happen if the proposals are not approved by shareholders of the Funds?

A.

In the event that shareholders of a Fund do not approve the SunAmerica Sub-Advisory Agreement, SunAmerica will not replace PineBridge as sub-adviser to the Fund, and the Board will consider what further actions to take, if any. As discussed above, the proposals are not contingent on each other.

Q:	How does the board recommend that I vote?

A:	The Board recommends that shareholders vote “FOR” each Proposal.

Q:	How do I vote my shares?

A:

You can provide voting instructions using the enclosed voting instruction card or in person at the special meeting, or as described below. Please see “Instructions for Signing Voting Instruction Cards” on the next page.

You can vote your shares by (1) using the telephone or Internet as described on your proxy card or voting instruction card, (2) completing and signing the enclosed proxy card or voting instruction card and mailing it in the enclosed postage-paid envelope, or (3) attending the meeting in person.

For shareholders who own shares through a Contract, no matter how large or small your holdings may be, your vote counts, since VALIC or an affiliated life insurance company, on behalf of its Separate Account(s), will vote Fund shares in the same proportions as the instructions received from all Contract owners invested in the Funds. In the event that any participant fails to provide voting instructions with respect to the Separate Account, the Separate Account will vote the shares attributable to those participants for, against, or abstain, in the same proportion as the shares for which voting instructions were received from participants investing through the same Separate Account, even if only a small number of participants provide voting instructions. The effect of proportional voting is that if a large number of participants fail to give voting instructions, a small number of participants may determine the outcome of the vote.

Please cast your vote on these important proposals as soon as possible.

Q:	How many votes are needed to approve each Proposal?

A:

Each Proposal must be approved by the affirmative vote of the lesser of (a) more than 50% of the applicable Fund’s outstanding voting securities or (b) 67% or more of the applicable Fund’s outstanding voting securities present at the Special Meeting, so long as more than 50% of the Fund’s outstanding voting securities are present.

Q.	Whom may I contact if I have questions about the Proxy Statement?

A.	Please call Client Services at 1-800-605-6189.

To Our Group Deferred Compensation Contract Owners:

As the group contract owner of your deferred compensation plan, you have the option to 1) give voting instructions, or 2) direct us to follow individual participants’ instructions for voting.

•

Should you decide to give voting instructions, please complete the voting instruction section of the enclosed card. We request that you clearly mark your vote for the proposal on the card. We will then disregard any voting instructions received from individual participants within your Contract.

•

Alternatively, if you want us to accept voting instructions from your individual participants, please complete the “Group Authorization” section of the enclosed card. This will allow us to follow the voting instructions from the individual participants.

Participants in a nonqualified unfunded deferred compensation plan will not have the right to give voting instructions.

v

IF VOTING BY MAIL

INSTRUCTIONS FOR SIGNING VOTING INSTRUCTION CARDS

The following general rules for signing Voting Instruction Cards may be of assistance to you.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the voting instruction card form.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the voting instruction card.

3.	All Other Accounts: The capacity of the individual signing the voting instruction card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature

Corporate Accounts
(1) ABC Corp	ABC Corp.
(2) ABC Corp	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

THE ATTACHED PROXY STATEMENT CONTAINS MORE DETAILED INFORMATION ABOUT THE PROPOSALS. PLEASE READ IT CAREFULLY.

VALIC COMPANY I

Global Social Awareness Fund

International Equities Fund

2929 Allen Parkway

Houston, Texas 77019

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held on May 13, 2014

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of the Global Social Awareness Fund and the International Equities Fund of VALIC Company I will be held in Meeting Room 2, at the Plaza Level of The Woodson Tower Building, 2919 Allen Parkway, Houston, Texas 77019, at 3:00 p.m. Central Time on Tuesday, May 13, 2014, for the following purposes:

1.

To approve a new investment sub-advisory agreement between VALIC and SunAmerica Asset Management, LLC (“SunAmerica”), which provides that SunAmerica will manage the assets of the Global Social Awareness Fund.

2.	To approve a new investment sub-advisory agreement between VALIC and SunAmerica, which provides that SunAmerica will manage the assets of the International Equities Fund.

3.	To transact any other business that may properly come before the meeting or any adjournment or adjournments thereof.

Only shareholders of record at the close of business on February 28, 2014, are entitled to vote at this meeting and any adjournment thereof.

By Order of the Board of Directors,

NORI L. GABERT

Secretary

PROXY STATEMENT

Special Meeting of Shareholders of the

VALIC Company I

Global Social Awareness Fund

International Equities Fund

To Be Held On May 13, 2014

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of the Global Social Awareness Fund and the International Equities Fund (each, a “Fund,” and together, the “Funds”) of VALIC Company I (“VC I”) to be used at the Special Meeting of Shareholders (the “Meeting”), and any adjournments thereof, to be held on May 13, 2014, 3:00 p.m. Central Time at Woodson Tower Building, 2919 Allen Parkway, Meeting Room 2, Houston, Texas 77019.

VC I is an open-end management investment company organized as a Maryland corporation on December 7, 1984. VC I is authorized to issue shares of common stock of the Funds. The Global Social Awareness Fund and the International Equities Fund commenced operations on September 1, 1998 and October 2, 1989, respectively.

The approximate date on which this Proxy Statement and the enclosed proxy card(s) are first being mailed to shareholders is on or about March 28, 2014. All properly executed Voting Instruction Cards, Group Authorization Cards, Voting or Group Authorization Cards, and Individual Shareholder Proxy Cards received by the close of business on Monday, May 12, 2014 will be counted for purposes of voting at the Meeting.

For shareholders who own a variable annuity or variable life insurance contract or certificate (a “Contract”) issued by a separate account (“Separate Account”) of The Variable Annuity Life Insurance Company (“VALIC”) or by an affiliated life insurance company, you have the right to instruct the issuer of the Contract how to vote Fund shares that are attributable to your Contract. However, participants in a nonqualified unfunded deferred compensation plan will not have the right to give voting instructions. Contract votes for which no timely instructions are received will be voted in the affirmative, the negative, or in abstention, in the same proportion as those shares for which instructions have been received from other Contract owners. If you are a participant in a qualified employer-sponsored retirement plan (“Plan”) that invests in a Fund without a variable annuity contract, you may vote your Fund shares directly. For convenience, we refer to Contract owners, certificate holders, Plan participants and IRA owners collectively as “shareholders.”

Important Notice Regarding the Availability of Proxy

Materials for the Shareholder Meeting to be held on

May 13, 2014.

The Funds provide periodic reports to all of their shareholders which highlight relevant information, including investment results and a review of portfolio changes. You may receive an additional copy of each Fund’s most recent annual and semi-annual report or prospectus, without charge, by calling 1-800-605-6189 or by writing to VALIC Company I at Document Control Attn: Request for VALIC Company I Materials, P.O. Box 15648 Amarillo, TX 79105-5648. You may also find these materials at www.valic.com.

This proxy statement is available at the website:

https://www.proxyvote.com

PROPOSALS

1.	To approve a new Investment Sub-Advisory Agreement between VALIC and SunAmerica Asset Management, LLC (“SunAmerica”) with respect to the Global Social Awareness Fund (to be voted on by shareholders of the Global Social Awareness Fund only)

2.	To approve a new Investment Sub-Advisory Agreement between VALIC and SunAmerica with respect to the International Equities Fund (to be voted on by shareholders of the International Equities Fund only)

Introduction

The current sub-adviser of each Fund is PineBridge Investments, LLC (“PineBridge”). At an in-person meeting held on January 27-28, 2014, the Board approved the termination of PineBridge as each Fund’s sub-adviser and approved an investment sub-advisory agreement between VALIC and SunAmerica with respect to each Fund (the “SunAmerica Sub-Advisory Agreement”), which provides that SunAmerica would serve as sub-adviser of each Fund. VALIC, however, for reasons set forth below, is seeking shareholder approval of the SunAmerica Sub-Advisory Agreement with respect to each Fund. If approved, SunAmerica is expected to replace PineBridge as each Fund’s sub-adviser on or about June 16, 2014.

VC I has received an exemptive order (the “Order”) from the Securities and Exchange Commission (“SEC”) that allows VALIC, subject to certain conditions, to select new sub-advisers or replace existing sub-advisers without obtaining shareholder approval. The Board, including a majority of the disinterested Directors as defined by the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”), must first approve each new investment sub-advisory agreement. The Order does not permit VC I to enter into a new investment sub-advisory agreement with a sub-adviser that is an affiliated person of VALIC or VC I unless it first obtains shareholder approval. Since SunAmerica is an affiliate of VALIC and VC I, the Board is seeking your approval of the SunAmerica Sub-Advisory Agreement.

General

VALIC serves as the investment adviser of each Fund pursuant to an investment advisory agreement entered into on January 1, 2002, the continuation of which was last approved by the Board at an in-person meeting held on August 5-6, 2013 (the “Advisory Agreement”). Pursuant to the Advisory Agreement, VALIC has agreed to furnish investment advisory and management services to the Funds. As compensation for VALIC’s services to the Funds under the Advisory Agreement, each Fund pays VALIC monthly an annual fee based on such Fund’s average daily net assets. During the fiscal year ended May 31, 2013, VALIC received advisory fees from the Global Social Awareness Fund of $1,394,190, or 0.50% of the Fund’s average daily net assets. During the fiscal year ended May 31, 2013, VALIC received advisory fees from the International Equities Fund of $2,657,790, or 0.31% of the Fund’s average daily net assets.

VALIC may delegate its advisory functions to sub-advisers but remains responsible for monitoring the performance of sub-advisers and their compliance with VALIC’s and the Funds’ policies and procedures. Despite VALIC’s delegation of its advisory function to a sub-adviser with respect to the Funds, VALIC provides ongoing management supervision, policy direction and legal and compliance services to the Funds.

PineBridge currently serves as the sub-adviser to the Funds and manages each Fund’s investment portfolio on a day-to-day basis pursuant to an investment sub-advisory agreement with VALIC (the “PineBridge Sub-Advisory Agreement”). The PineBridge Sub-Advisory Agreement was last approved by the Board at an in-person meeting held on August 5-6, 2013.

For reasons described below, at an in-person meeting held on January 27-28, 2014, the Board, including the Independent

Directors, unanimously approved the termination of PineBridge as the sub-adviser of each Fund and approved the SunAmerica Sub-Advisory Agreement pursuant to which SunAmerica would replace PineBridge as the sub-adviser of each Fund subject to approval by each Fund’s shareholders. If the shareholders of the Funds approve the SunAmerica Sub-Advisory Agreement, it is expected that SunAmerica will begin managing the Funds’ assets effective on or about Monday, June 16, 2014.

Shareholder approval of the SunAmerica Sub-Advisory Agreement by one Fund is not contingent on shareholder approval of the SunAmerica Sub-Advisory Agreement by the other Fund. For example, if shareholders of the Global Social Awareness Fund approve the SunAmerica Sub-Advisory Agreement, the SunAmerica Sub-Advisory Agreement will go into effect with respect to the Global Social Awareness Fund, even if shareholders of the International Equities Fund do not approve the SunAmerica Sub-Advisory Agreement, and vice-versa.

Why am I being asked to approve the SunAmerica Sub-Advisory Agreement?

The 1940 Act, which regulates investment companies such as the Funds, requires a shareholder vote to approve a new investment advisory agreement. Although the Order permits VC I to enter into new investment sub-advisory agreements, without shareholder approval, such order does not permit VC I to enter into new investment sub-advisory agreements with a sub-adviser that is an affiliated person of VALIC or VC I unless it first obtains shareholder approval. Since VALIC and SunAmerica are indirect, wholly-owned subsidiaries of AIG, and are therefore affiliated persons of each other, you as a shareholder of a Fund are being asked to approve the SunAmerica Sub-Advisory Agreement.

What are the reasons for the proposed change in the Funds’ sub-adviser?

The Board has been closely monitoring the performance of the International Equities Fund since June 2012 due to its inconsistent performance and underperformance relative to its benchmark and peers. Management believes that because the Fund’s current approach is not expected to lead to any sustainable improvements it is in the best interests of the Fund’s shareholders to convert the Fund to an index fund. In view of SunAmerica’s focus on rules- and index- based strategies as a core competency, management and the Board believe that SunAmerica possesses the capability to provide high quality services of this nature. SunAmerica also has experience sub-advising other VC I index funds, including the VC I Stock Index Fund, VC I Mid Cap Index Fund, VC I Small Cap Index Fund, and VC I Nasdaq-100® Index Fund. For similar reasons, management and the Board believe it is also in the best interest of the shareholders of the Global Social Awareness Fund to replace PineBridge with SunAmerica as sub-adviser of the Global Social Awareness Fund because the Fund may benefit from SunAmerica’s expertise in social screening. SunAmerica has experience managing the VALIC Company II Socially Responsible Fund (the “Socially Responsible Fund”), which also uses a social screen strategy. The Board also considered the potential benefits of a single, consistent investment process that could result by aligning the social screening criteria of the Global Social Awareness Fund and the Socially Responsible Fund.

Who is SunAmerica?

SunAmerica is organized as a Delaware limited liability company and is a wholly-owned subsidiary of American General Life Insurance Company (“AGL”), located at 2929 Allen Parkway, Houston, Texas 77019. AGL is an indirect, wholly-owned subsidiary of American International Group, Inc. (“AIG”). SunAmerica is also affiliated with VALIC. As of January 31, 2014, SunAmerica managed, advised and/or administered assets totaling approximately $70.3 billion.

The following chart lists the principal executive officers and directors of SunAmerica and their principal occupations.

Name	Position with SunAmerica and Principal Occupation

Peter A. Harbeck	Director; President and Chief Executive Officer of SunAmerica
Jay S. Wintrob	Director; President and Chief Executive Officer of SunAmerica Financial Group
Christine A. Nixon	Director; Senior Vice President, General Counsel and Secretary of SunAmerica Financial Group

The business address for SunAmerica and Mr. Harbeck is Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 90054. The business address for Mr. Wintrob and Ms. Nixon is 1 SunAmerica Center, Los Angeles, California 90067.

What are the key terms of the SunAmerica Sub-Advisory Agreement?

Under the SunAmerica Sub-Advisory Agreement, SunAmerica will provide an investment program for each Fund and will be responsible for the investment and reinvestment of each Fund’s assets. The SunAmerica Sub-Advisory Agreement is attached as Exhibit A. SunAmerica will be responsible for selecting securities for each Fund, subject to VALIC’s oversight. SunAmerica may place trades through brokers and dealers of its choosing and will take into consideration the quality of the brokers’ services and execution, as well as services such as research and providing equipment or paying any Fund expenses, in setting the amount of commissions paid to a broker. SunAmerica shall not be subject to liability to VALIC, the Funds, or to any shareholder of the Funds for any act or omission in rendering services under the SunAmerica Sub-Advisory Agreement, or for any losses sustained in the purchase, holding, or sale of any portfolio security, so long as there has been no willful misfeasance, bad faith, gross negligence, or reckless disregard of SunAmerica’s obligations or duties.

Following an initial term of two years, the SunAmerica Sub-Advisory Agreement provides for automatic termination unless at least annually, its continuance is approved by (i) the Board or the affirmative vote of the holders of a majority of the outstanding shares of a Fund, and (ii) the Independent Directors. The SunAmerica Sub-Advisory Agreement terminates automatically upon its assignment and is terminable at any time, without penalty, by the Board, VALIC, or the holders of a majority of the outstanding shares of a Fund, upon 30 to 60 days’ written notice.

What are the material differences in the terms of the SunAmerica Sub-Advisory Agreement and the PineBridge Sub-Advisory Agreement?

As with the PineBridge Sub-Advisory Agreement, VALIC, and not the Funds, is responsible for paying the subadvisory fees under the SunAmerica Sub-Advisory Agreement. The sub-advisory fee rates payable by VALIC with respect to each Fund will not change.

The sub-advisory fee schedules for each Fund are as follows:

Global Social Awareness Fund:

0.25% on the first $500 million of assets;

0.225% on the next $500 million of assets; and

0.20% on assets over $1 billion

International Equities Fund:

0.10% on the first $1 billion of assets; and

0.09% on assets over $1 billion.

The SunAmerica Sub-Advisory Agreement contains additional terms related to the use of soft dollars, brokerage transactions, proxy voting, confidentiality, and trade allocation. The SunAmerica Sub-Advisory Agreement provides that SunAmerica shall not be deemed to have acted unlawfully, or to have breached any duty under the Agreement, solely by causing a Fund to pay a broker a commission for effecting a portfolio transaction in excess of the commission another broker would have charged for effecting the same transaction if the first broker provided brokerage and/or research products or services, including statistical data to SunAmerica. The SunAmerica Sub-Advisory Agreement also provides that when SunAmerica deems the purchase or sale of a security to be in the best interest of a Fund as well as its other clients, SunAmerica may allocate such transactions in the manner it considers to be the most equitable and consistent with its fiduciary obligation to the Funds and to such other clients. In addition, the SunAmerica Sub-Advisory Agreement expressly authorizes the Funds’ custodian to open and maintain brokerage accounts for securities and other property, including financial and commodity futures and commodities and options thereon. The SunAmerica Sub-Advisory Agreement provides that VALIC is responsible for voting proxies relating to securities held by the Funds in accordance with the Funds’ proxy voting guidelines and procedures, and may consult with SunAmerica on certain non-routine matters before voting such proxies. SunAmerica is not responsible for taking any action on behalf of the Funds in connection with claims or potential claims in any bankruptcy proceedings, class action securities litigation or other litigation or proceeding affecting securities held by a Fund. The SunAmerica Sub-Advisory Agreement also provides that VALIC and SunAmerica will not disclose or use any records or information obtained pursuant to the Agreement, subject to certain exceptions. The SunAmerica Sub-Advisory Agreement also contains a statement that SunAmerica does not guarantee the future performance of the Funds or any specific level of performance, or the success of any investment decision or strategy that SunAmerica may use.

These differences are not expected to have any impact on the day-to-day management of the Funds. The SunAmerica Sub-Advisory Agreement is attached to this proxy statement as Exhibit A.

Will the Fund’s advisory and sub-advisory fees change?

No. The advisory fee rate payable by each Fund to VALIC will not change. Similarly, the sub-advisory fee rate payable by VALIC to SunAmerica is the same as the sub-advisory fee rate currently paid to PineBridge. As noted above, VALIC was paid $1,394,190 and $2,657,790 in advisory fees by the Global Social Awareness Fund and the International Equities Fund, respectively, for the fiscal year ended May 31, 2013.

For sub-advisory services rendered during such period, VALIC paid PineBridge, the current sub-adviser of each Fund, $697,095, or 0.25% of the Global Social Awareness Fund’s average daily net assets and $862,955, or 0.10% of the International Equities Fund’s average daily net assets. With respect to the Global Social Awareness Fund, VALIC retained $697,095 of its advisory fees after the payment of sub-advisory fees. With respect to the International Equities Fund, VALIC retained $1,794,835 of its advisory fees after the payment of sub-advisory fees. Because the sub-advisory fee rates payable to PineBridge and SunAmerica are identical, if SunAmerica had served as sub-adviser to each Fund for the fiscal year ended May 31, 2013, VALIC would have paid SunAmerica the same amount it paid PineBridge with respect to each Fund. Similarly, VALIC would have retained the same percentage of its advisory fee with respect to each Fund if SunAmerica had sub-advised each Fund for the fiscal year ended May 31, 2013.

Will there be changes to the Funds’ investment goal and strategy?

Yes. There will be changes to both Funds’ investment objectives and investment strategies.

The investment objective for the Global Social Awareness Fund will be revised to clarify that, equity securities, other than common stock, such as preferred shares, convertible securities, and warrants may be used to achieve the Fund’s investment objective. In addition, the Fund’s investment objective will be revised to clarify that the Fund does not need to invest in large-cap companies domiciled in specific developed markets, although this will be a principal investment strategy. SunAmerica will generally continue to manage the Fund in accordance with its principal investment strategies, although instead of investing at least 50% of its net assets in foreign securities, the Fund will invest at least 40% of its net assets in foreign securities, or 30% of its net assets in foreign securities, if SunAmerica deems conditions unfavorable. The maximum amount to be invested in foreign securities will increase to 75%. If approved, “Management Risk” would be eliminated as a principal risk of the Fund.

The investment objective for the International Equities Fund will change to reflect the fact that the Fund will utilize investment strategies designed to track the performance of the MSCI EAFE Index. If approved, there would be certain changes to the Fund’s principal risks, including the addition of “Index Risk” as a principal risk of the Fund.

As a result of the change to the Fund’s investment strategy, the Fund’s name will change from the “International Equities Fund” to the “International Equities Index Fund.”

If shareholders approve the Proposal(s), it is expected that the changes to the Funds’ investment objectives and investment strategies would be implemented on or about June 13, 2014. If the Proposal(s) are not approved, the changes described above will not be implemented.

Does SunAmerica manage other funds with a similar investment objective and strategy?

Yes. SunAmerica serves as the sub-adviser of the following fund, which has an investment objective and strategy similar to the Global Social Awareness Fund:

Fund Name	Assets (as of 1/31/14) (in millions)	Sub-Advisory Fee Rate

VC II Socially Responsible Fund	$618	0.125% on the first $1 billion of net assets; and 0.115% on the next $1 billion of net assets.

For the fiscal year ended August 31, 2013, VALIC waived and/or reimbursed $369,085 in fees to the VC II Socially Responsible Fund. This contractual expense reimbursement arrangement is in place through December 31, 2014.

Yes. SunAmerica serves as adviser or sub-adviser of the following funds, which have an investment objective and strategy similar to the International Equities Fund:

Fund Name	Assets (as of 1/31/14) (in millions)	Sub-Advisory Fee Rate

VC I Stock Index Fund	$4,204	0.02% on the first $2 billion of net assets; and 0.01% on net assets over $2 billion

VC I Mid Cap Index Fund	$3,074	0.03% on the first $150 million of net assets; and 0.02% on net assets over $150 million

VC I Small Cap Index Fund	$1,123	0.03% on the first $150 million of net assets; and 0.02% on net assets over $150 million

VC I Nasdaq-100® Index Fund	$234	0.15% on the first $250 million of net assets; 0.13% on the next $250 million of net assets; and 0.11% on net assets over $500 million

		Advisory Fee Rate

SunAmerica Series Trust Equity Index Portfolio	$714	0.40% of net assets

For the fiscal year ended May 31, 2013, VALIC waived and/or reimbursed $73,217 in fees to the VC I Nasdaq-100® Fund. This contractual expense reimbursement arrangement is in place through September 30, 2014. For the fiscal year ended January 31, 2013, SunAmerica reimbursed $50,617 to the SunAmerica Series Trust Equity Index Portfolio and recouped $47,935 for a net reimbursement of $2,682. In addition the SunAmerica Equity Index Fund waived $28,288 in advisory fees. The voluntary reimbursement arrangement was terminated November 1, 2012.

Does SunAmerica provide any additional services to the Funds?

In addition to serving as a sub-adviser to other VC I and VALIC Company II (“VC II”) funds, SunAmerica has entered into administrative services agreements with each of VC I and VC II (the “Administrative Services Agreements”) wherein SunAmerica has agreed to provide various services, including but not limited to: administrative services to the Board, regulatory reporting, internal legal and compliance services, fund accounting and related portfolio accounting services, all necessary office space, equipment, personnel, compensation and facilities for handling the affairs of the Funds and other services. Pursuant to the Administrative Services Agreements, VC I and VC II pay SunAmerica an annual fee of 0.06% based on average daily net assets, plus a fund accounting fee equal to 0.0075% on the first $75 billion of daily net assets, 0.006% on the next $25 billion of daily net assets, and 0.005% on daily net assets exceeding $100 billion.1 Out of the fee SunAmerica receives from VC I and VC II, SunAmerica compensates VALIC 0.02% for certain administrative services provided and pays the Fund’s custodian, State Street Bank and Trust Company an accounting fee based on the rate referenced above. For the fiscal year ended May 31, 2013, the Global Social Awareness

1 Prior to October 1, 2013, SAAMCo received an administrative service fee of 0.07% based on average daily net assets.

Fund and the International Equities Fund paid SunAmerica $195,187 and $604,266, respectively, for administrative services.

What did the Board consider in making its determination to approve the SunAmerica Sub-Advisory Agreement?

At an in-person meeting held on January 27-28, 2014, the Board of Directors, including the Independent Directors, approved the SunAmerica Sub-Advisory Agreement with respect to each Fund. The Board considered that SunAmerica would replace PineBridge, the current sub-adviser responsible for the day-to-day management of each Fund.

In connection with the approval of the SunAmerica Sub-Advisory Agreement, the Board received materials relating to certain factors the Board considered in determining to approve the SunAmerica Sub-Advisory Agreement. Those factors included: (1) the nature, extent and quality of services to be provided by SunAmerica to each Fund; (2) the sub-advisory fee rates proposed to be charged in connection with SunAmerica’s management of each Fund, compared to the sub-advisory fee rates of a group of funds with similar investment objectives (“Subadvisory Expense Group/Universe”), as selected by an independent third-party provider of investment company data; (3) the investment performance of each Fund compared to performance of comparable funds in its peer group category (“Performance Group”) and against each Fund’s current benchmark (“Benchmark”) and the investment performance of comparable funds managed by SunAmerica; (4) the costs of services and the benefits potentially to be derived by SunAmerica; (5) whether the Funds will benefit from possible economies of scale by engaging SunAmerica as sub-adviser; (6) the anticipated profitability of VALIC, SunAmerica and their affiliates; and (7) the terms of the SunAmerica Sub-Advisory Agreement.

In considering whether to approve the SunAmerica Sub-Advisory Agreement, the Board also took into account a presentation made at the in-person meeting held on January 27-28, 2014 by members of management as well as presentations made by SunAmerica portfolio managers who would be responsible for managing the Funds, who responded to questions asked by the Board and management. The Independent Directors were separately represented by counsel that is independent of VALIC in connection with their consideration of the approval of the SunAmerica Sub-Advisory Agreement. The matters discussed below were also considered separately by the Independent Directors in executive session with their independent legal counsel, at which no representatives of management were present.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of services to be provided to the Funds by SunAmerica. The Board reviewed information provided by SunAmerica relating to its operations and personnel. The Board also took into account their knowledge of SunAmerica’s management, operations, and the quality of its performance based on the Board’s experience with SunAmerica, who is a sub-adviser of certain other funds of VC I and VC II, and serves as administrator to VC I and VC II. The Board also noted that SunAmerica’s management of the Funds will be subject to the oversight of VALIC and the Board, and must be carried out in accordance with the investment objectives, policies and restrictions as set forth in each Fund’s prospectus and statement of additional information. The Board noted that the proposed appointment of SunAmerica as sub-adviser would result in certain changes to each Fund’s investment objective and investment strategies.

The Board considered information provided to them regarding the services to be provided by SunAmerica. The Board noted that SunAmerica will (i) determine the securities to be purchased or sold on behalf of each Fund; (ii) provide VALIC with records concerning its activities, which VALIC or the Funds are required to maintain; and (iii) render regular reports to VALIC and to officers and Directors of the Funds concerning its discharge of the foregoing responsibilities. The Board considered SunAmerica’s history and investment experience as well as information regarding the qualifications, background and responsibilities of SunAmerica’s investment and compliance personnel who would provide services to the Funds. The Board also took into account the financial condition of SunAmerica. The Board also considered SunAmerica’s brokerage practices. The Board took into account SunAmerica’s risk management processes and regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation that may affect its ability to service the Funds.

The Board, including a majority of the Independent Directors, concluded that the scope and quality of advisory services to be provided by SunAmerica under the SunAmerica Sub-Advisory Agreement were expected to be satisfactory and that there was a reasonable basis to conclude that SunAmerica would provide a high quality of investment services to the Funds.

Fees and Expenses; Investment Performance. The Board received and reviewed information regarding each Fund’s proposed sub-advisory fee rate compared with its respective Subadvisory Expense Group/Universe. The Board considered that each Fund’s proposed sub-advisory fee rate, which is identical to the sub-advisory fee rate currently paid to PineBridge, is below the median of its Subadvisory Expense Universe and equal to the median of its Sub-Advisory Expense Group. The Board also noted that the sub-advisory fees will be paid by VALIC out of the advisory fees it receives from the Funds, that the sub-advisory fees are not paid by the Funds, and that sub-advisory fees may vary widely for various reasons, including market pricing demands, existing relationships, experience and success, and individual client needs. The Board also considered expense information of comparable funds or accounts managed by SunAmerica that have comparable investment objectives and strategies to the Funds, to the extent applicable. The Board also considered that the proposed sub-advisory fee rates payable to SunAmerica contain breakpoints. The Board also considered that VALIC and SunAmerica, as affiliated entities, would earn more than the amount that VALIC currently retains as adviser. The Board took into account management’s discussion of the Funds’ proposed sub-advisory fees and concluded that such fees are fair and reasonable in light of the usual and customary charges made for services of the same nature and quality and the other factors considered.

The Board also received and reviewed information prepared by management regarding each Fund’s investment performance compared against its respective Benchmark and Performance Group as of the period ended November 30, 2013. With respect to the International Equities Fund, the Board considered that management has closely monitored the Fund’s performance for more than two years due to its inconsistent performance and underperformance relative to its Benchmark and Performance Group. The Board noted that the Fund underperformed its Benchmark and Performance Group for the 1-, 3-, 5- and 10- year periods. The Board noted that because the Fund’s current approach is not expected to lead to any sustainable improvements in performance, management was recommending that the Fund be converted to an index fund. In this regard, the Board reviewed the performance history of index funds managed by SunAmerica over both short- and long- term periods and took into account SunAmerica’s success in implementing these index strategies. With respect to the Global Social Awareness Fund, the Board noted that the Fund outperformed its Benchmark and Performance Group for the 1-, 3- and 5- year periods, and underperformed its Benchmark and Performance Group for the 10- year period. The Board noted that the Fund uses social screens, and may benefit from SunAmerica’s expertise in social screening. The Board considered that SunAmerica has experience managing the VALIC Company II Socially Responsible Fund, which also uses a social screen strategy. The Board noted that the VALIC Company II Socially Responsible Fund outperformed its Benchmark and Performance Group for the 1-, 3-, 5- and 10- year periods ended November 30, 2013. The Board concluded that SunAmerica’s experience implementing social screens could potentially benefit the Global Social Awareness Fund and its experience implementing rules- and index- based strategies could potentially benefit the International Equities Fund.

Cost of Services and Indirect Benefits/Profitability. The Board considered the cost of services and profits expected to be realized in connection with the SunAmerica Sub-Advisory Agreement. The Board noted that VALIC reviewed a number of factors in determining appropriate sub-advisory fee levels for the Funds. Such factors included a review of (1) style class peers primarily within the variable annuity and qualified plan universe; (2) key competitor analysis; (3) clone fund analysis; (4) product suitability; and (5) special considerations such a competitor sub-account characteristics, uniqueness of the product and prestige of the manager.

The Board noted that the proposed sub-advisory fee rates payable to SunAmerica are identical to the sub-advisory fee rates currently payable to PineBridge, and as a result, VALIC will retain an identical portion of its advisory fee with respect to each Fund. The Board also considered that VALIC and SunAmerica, as affiliated entities, would earn more than the amount that VALIC currently retains as adviser. In considering the anticipated profitability to SunAmerica in connection with its relationship to the Funds, the Board noted that fees under the SunAmerica Sub-Advisory Agreement will be paid by VALIC out of the advisory fees that VALIC will receive from the Funds. In light of all the factors considered, the Board concluded that the anticipated profitability of SunAmerica was not a material factor to their deliberations with respect to consideration of approval of the SunAmerica Sub-Advisory Agreement.

The Board also noted that VC I and VC II pay SunAmerica an annual fee of 0.06% based on average daily net assets, plus a fund accounting fee equal to 0.0075% on the first $75 billion of daily net assets, 0.006% on the next $25 billion of average daily net assets, and 0.005% on daily net assets exceeding $100 billion. Out of the fee SunAmerica receives from VC I, SunAmerica compensates VALIC 0.02% for certain administrative services provided and pays the Fund’s custodian, State Street Bank and Trust Company an accounting fee based on the rate referenced above.

Economies of Scale. For similar reasons as stated above with respect to SunAmerica’s anticipated profitability and its costs of providing services, the Board concluded that the potential for economies of scale in SunAmerica’s management of the Funds were not a material factor to the approval of the SunAmerica Sub-Advisory Agreement, although the Board noted that each Fund has breakpoints at the sub-advisory fee level.

Terms of the Sub-Advisory Agreements. The Board reviewed the terms of the SunAmerica Sub-Advisory Agreement, including the duties and responsibilities to be undertaken by SunAmerica. The Board also reviewed the terms of payment for services to be rendered by SunAmerica and noted that VALIC would compensate SunAmerica out of the advisory fees it receives from each Fund. The Board noted that the SunAmerica Sub-Advisory Agreement provides that SunAmerica will pay all of its own expenses in connection with the performance of its duties as well as the cost of maintaining the staff and personnel as necessary for it to perform its obligations. The Board also considered the termination and liability provisions of the SunAmerica Sub-Advisory Agreement and other terms contained therein. The Board noted that the SunAmerica Sub-Advisory Agreement contained additional terms related to the use of soft dollars, brokerage transactions, proxy voting, confidentiality, and trade allocation, and concluded that the terms of the SunAmerica Sub-Advisory Agreement were reasonable.

Conclusions. In reaching its decision to approve the SunAmerica Sub-Advisory Agreement, the Board did not identify any single factor as being controlling, but based its recommendation on each of the factors it considered. Each Director may have contributed different weight to the various factors. Based upon the materials reviewed, the representations made and the considerations described above, and as part of their deliberations, the Board, including a majority of the Independent Directors, concluded that it was in the best interests of the Funds and their shareholders to approve the SunAmerica Sub-Advisory Agreement.

VOTE REQUIRED: Approval of each Proposal requires the affirmative vote of a “majority of the outstanding voting securities” of the applicable Fund which, as defined in the 1940 Act, means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Fund or (ii) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are represented at the Meeting in person or by proxy. If shareholders do not approve the SunAmerica Sub-Advisory

Agreement with respect to a Fund, (1) SunAmerica will not serve as sub-adviser to such Fund, (2) no changes to such Fund’s investment objective or principal investment strategies will be implemented and (3) the Board will consider what further actions to take, if any.

The Board unanimously recommends that shareholders of the Funds vote FOR approval of the SunAmerica Sub-Advisory Agreement.

ADDITIONAL INFORMATION

Information about VALIC

VALIC is a stock life insurance company and is a wholly-owned subsidiary of AGC Life Insurance Company, which is wholly-owned by AIG Life Holdings, Inc. (“ALH”). ALH is a wholly-owned subsidiary of SAFG Retirement Services, Inc., which is a wholly-owned subsidiary of AIG. AIG Capital Services, Inc. (“ACSI”) (formerly, SunAmerica Capital Services, Inc.) serves as the principal underwriter to VC I. VALIC, ACSI, AGL and ALH are located at 2929 Allen Parkway, Houston, Texas 77019. The principal executive offices of AIG are located at 70 Pine Street, New York, New York 10270.

Description of the Advisory Agreement. Under the Advisory Agreement and to the extent VALIC has not delegated its advisory functions to a sub-adviser, VALIC: 1) provides an investment program for the Funds; 2) is responsible for the investment and reinvestment of the Funds’ assets, including maintaining a trading desk to place all orders for the purchase and sale of portfolio securities; 3) performs research, statistical analysis and continuous supervision of the Funds’ investment portfolio; 4) furnishes office space, equipment and personnel for managing the day-to-day operations of the Funds; 5) uses its best efforts to obtain any tender and exchange offer solicitation fees, other fees and similar payments available in connection with portfolio transactions; and 6) remits promptly to the Funds any commissions, tender and exchange offer solicitation fees, other fees or similar payments received by VALIC, or any affiliated person of VALIC in connection with the Funds’ portfolio transactions, less the amount of any direct expenses incurred by VALIC or any affiliated person of VALIC in obtaining such commissions, fees or payments.

Under the Advisory Agreement, VALIC bears the cost of the fees, salaries and other remuneration of directors and officers of the Funds who also serve as directors, officers or employees of VALIC. The Advisory Agreement also provides that VALIC shall not be liable to the Funds, or any Fund shareholder, for any act or failure to act in connection with the rendering of services under the Advisory Agreement or for any losses that may be sustained in the purchase, holding or sale of any security in the absence of willful misfeasance, bad faith, negligence, or reckless disregard of obligations or duties by VALIC. By its terms, the Advisory Agreement terminates automatically unless its continuance after an initial two-year term is approved annually by (i) the Board or the affirmative vote of the holders of a majority of the outstanding shares of the Funds, and (ii) the Independent Directors. The Advisory Agreement is terminable without penalty, by either party on not more than 60 nor less than 30 days’ written notice. A non-automatic termination must be authorized by the Board or by the vote of a majority of the outstanding voting securities of the Funds.

The Board, including all of the Independent Directors, unanimously approved the continuation of the Advisory Agreement on August 5-6, 2013 for an additional one-year period. The Advisory Agreement remains in effect, and the fees payable to VALIC by the Funds under the Advisory Agreement will not change.

VALIC Officers and Directors. The following chart lists the principal executive officers and directors of VALIC and their principal occupations, if different from their positions with VALIC. The business address of each director is 2919 Allen Parkway, Houston, TX 77019, with the exception of Mr. Wintrob whose address is 1 SunAmerica Center, Los Angeles, CA 90067.

Name	Position with VALIC and Principal Occupation
Jay S. Wintrob	Director and Board Chairman; Chief Executive Officer
Thomas J. Diemer	Director; Senior Vice President and Chief Risk Officer
Jeffrey M. Farber	Director
Mary Jane B. Fortin	Director; Executive Vice President and Chief Financial Officer
Deborah A. Gero	Director; Senior Vice President and Chief Investment Officer
Jana W. Greer	Director; President
Stephen A. Maginn	Director; Senior Vice President and Chief Distribution Officer
James A. Mallon	Director
Jonathan J. Novak	Director
Curtis W. Olson	Director

Service Agreements with Affiliates

As noted previously, SunAmerica serves as a sub-adviser to certain VC I and VC II funds and is the administrator of the VC I and VC II funds pursuant to Administrative Services Agreements with each. For the fiscal year ended May 31, 2013, the Global Social Awareness Fund and the International Equities Fund paid SunAmerica $195,187 and $604,266, respectively, for administrative services.

VC I has entered into a Transfer Agency and Service Agency Agreement with VALIC to provide transfer agent services to the Fund. Transfer agent services also include shareholder servicing and dividend disbursements and are provided to VC I at cost. For the fiscal year ended May 31, 2013, the Global Social Awareness Fund and International Equities Fund paid VALIC $1,892 and $9,292, respectively, for transfer agent services.

Shares of the Funds are sold in a continuous offering. Pursuant to a distribution agreement, ACSI acts without remuneration as VC I’s agent in the distribution of Fund shares to the Separate Account.

Transactions with Affiliated Brokers

The Funds did not conduct any transactions with affiliated broker/dealers for the fiscal year ended May 31, 2013.

OTHER BUSINESS

The Board does not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the President of VC I, Kurt W. Bernlohr, the Vice President and Secretary of VC I, Nori L. Gabert, the Treasurer of VC I, Gregory R. Kingston, and the Assistant Secretary of VC I, Louis O. Ducote, will vote on the matters in accordance with their judgment.

ANNUAL REPORTS

The audited Annual Report to Shareholders of VC I is incorporated by reference into this proxy statement. Copies of the most recent Annual Report may be obtained without charge if you:

— write to VC I at: Document Control Attn: Request for VALIC Company I Materials P.O. Box 15648, Amarillo, Texas 79105-5648

— call 1-800-605-6189, or

— access the Report through the Internet at www.valic.com.

SHAREHOLDER PROPOSALS

VC I is not required to hold annual shareholder meetings. Shareholders who would like to submit proposals for consideration at future shareholder meetings should send written proposals to Nori L. Gabert, Vice President and Secretary of VC I, 2919 Allen Parkway, Houston, Texas 77019.

VOTING INFORMATION

Proxies are solicited by mail. SunAmerica, and not the Funds, will pay the expenses of preparation, printing and mailing of the enclosed form of proxy, the accompanying Notice and this Proxy Statement. By voting as soon as possible, we will be able to save the expense of follow-up mailings and calls.

VC I shareholders of record at the close of business on Friday, February 28, 2014 (“Record Date”) are entitled to notice of and to vote at the Meeting or any adjournment thereof. Shareholders are entitled to one vote for each share or unit held on that date. When a matter comes up for vote, the Separate Account will vote all shares in the same proportion as the unit votes actually received. If no direction is provided when the duly executed Voting Instruction Card is returned, the separate account will vote shares attributable to your Contract “FOR” the applicable proposal.

To VALIC’s knowledge, no person owns a contract to the extent that they would be entitled to give voting instructions regarding as much as 5% of the outstanding shares of either Fund. The Directors and officers of VC I and members of their families, as a group, beneficially owned less than 1% of the beneficial interests of each Fund outstanding as of the record date. As of the Record Date, VALIC Separate Account A owned directly 92.91% and 95.12% of shares of the International Equities Fund and the Global Social Awareness Fund, respectively.

Pass Through Voting: Shares of the Funds are sold to the Separate Account and are used as an investment option under Contracts and Plans. Participants in the Plan who select the Funds for investment through a Contract do not invest directly in or hold shares of the Funds. An insurance company that uses the Funds as a funding vehicle, is, in most cases, the legal shareholder of the Funds and, as such, has sole voting power with respect to the shares, but generally will pass through any voting rights to participants. Therefore, for a Separate Account that is registered with the SEC, an insurance company will request voting instructions from the participant and will vote shares or other interests in the Separate Account as directed by the participant. In the event that any participant fails to provide voting instructions with respect to the Separate Account, the Separate Account will vote the shares attributable to those participants for, against, or abstain, in the same proportion as the shares for which voting instructions were received from participants investing through the same Separate Account, even if only a small number of participants provide voting instructions. The effect of proportional voting is that if a large number of participants fail to give voting instructions, a small number of participants may determine the outcome of the vote.

Shares of the Funds are also sold directly to Plans. A Plan that includes the Funds as investment options, is, in most cases, the legal shareholder of the Funds and, as such, has sole voting power with respect to the shares, but in most cases will pass through any voting rights to Plan participants who have an interest in the Funds. Shareholders who are participants in a

Plan that invests in the Funds without a variable annuity contract, vote shares directly.

Quorum Requirements: A quorum for the Meeting occurs if a majority of the outstanding shares of capital stock entitled to vote at the Meeting are present in person or by proxy. Abstentions will be treated as present for determining the quorum. Abstentions will not, however, be counted as voting on any matter at the Meeting. As noted above, the Separate Account and the Plans own directly nearly all of the outstanding shares of the Fund and the Separate Account will vote those shares for which it receives timely voting instructions from shareholders in accordance with those instructions. As a result, a majority of the outstanding shares of the Fund will be represented at the Meeting and thus a quorum will be present. However, in the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of votes. Any such adjournment will require the affirmative vote of a majority of those shares voting on the adjournment.

Please vote at your earliest convenience. If you mail your voting instruction card, or proxy card, as applicable, please mail it early enough to be delivered prior to the Meeting.

A proxy may be revoked at any time before the Meeting or during the Meeting by oral or written notice to Nori L. Gabert, 2919 Allen Parkway, Houston, Texas 77019. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specification, for approval of the Proposal.

As of the Record Date, there were 21,138,830 shares and 155,509,243 shares of the Global Social Awareness Fund and the International Equities Fund outstanding.

HOUSEHOLDING

Each shareholder will receive a single copy of this Proxy Statement even for more than one account in the Funds. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Funds. However, if you would like to receive an additional copy of this Proxy Statement, please call us toll-free at 1-800-605-6189 or contact us at: Document Control, Attn: Request for VALIC Company I Materials, P.O. Box 15648, Amarillo, Texas 79105-5648 and we will send you an individual copy. In addition, this Proxy Statement is available at the website: www.proxyvote.com.

ADJOURNMENT

In the event that sufficient votes in favor of either Proposal set forth in the Notice of Meeting and Proxy Statement are not received by the time scheduled for the Meeting, Kurt Bernlohr, Nori L. Gabert, Gregory R. Kingston or Louis O. Ducote may move one or more adjournments of the Meeting to permit further solicitation of proxies with respect to any such Proposal. Any such adjournment will require the affirmative vote of a majority of the shares present at the Meeting. Ms. Gabert, Mr. Kingston, Mr. Bernlohr or Mr. Ducote will vote in favor of such adjournment those shares that they are entitled to vote that have voted in favor of such Proposal. They will vote against any such adjournment on behalf of those proxies that have voted against any such Proposal.

EXHIBIT A

INVESTMENT SUB-ADVISORY AGREEMENT

This AGREEMENT made this          day of                  2014, by and between THE VARIABLE ANNUITY LIFE INSURANCE COMPANY, hereinafter referred to as “VALIC,” and SUNAMERICA ASSET MANAGEMENT, LLC, hereinafter referred to as the “SUB-ADVISER.”

VALIC and the SUB-ADVISER recognize the following:

(a)	VALIC is a life insurance company organized under Chapter 3 of the Texas Insurance Code and an investment adviser registered under the Investment Advisers Act of 1940, as amended (“Advisers Act”).

(b)

VALIC is engaged as the investment adviser of VALIC Company I (“VC I”), pursuant to an Investment Advisory Agreement between VALIC and VC I, an investment company organized under the general corporate laws of Maryland as a series type of investment company issuing separate classes (or series) of shares of common stock. VC I is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The 1940 Act prohibits any person from acting as an investment adviser of a registered investment company except pursuant to a written contract.

1

(c)	VC I currently consists of thirty-four portfolios (“Funds”):

Asset Allocation Fund

Blue Chip Growth Fund

Broad Cap Value Income Fund

Capital Conservation Fund

Core Equity Fund

Dividend Value Fund

Dynamic Allocation Fund

Emerging Economies Fund

Foreign Value Fund

Global Real Estate Fund

Global Social Awareness Fund

Global Strategy Fund

Government Securities Fund

Growth & Income Fund

Growth Fund

Health Sciences Fund

Inflation Protected Fund

International Equities Fund

International Government Bond Fund

International Growth Fund

Large Cap Core Fund

Large Capital Growth Fund

Mid Cap Index Fund

Mid Cap Strategic Growth Fund

Money Market I Fund

Nasdaq-100 Index Fund

Science & Technology Fund

Small Cap Aggressive Growth Fund

Small Cap Fund

Small Cap Index Fund

Small Cap Special Values Fund

Small-Mid Growth Fund

Stock Index Fund

Value Fund

2

In accordance with VC I’s Articles of Incorporation (the “Articles”), new Funds may be added to VC I upon approval of VC I’s Board of Directors without the approval of Fund shareholders. This Agreement will apply only to Funds set forth on the attached Schedule A, and any other Funds as may be added or deleted by amendment to the attached Schedule A (“Covered Fund(s)”).

(d)	The SUB-ADVISER is engaged principally in the business of rendering investment advisory services and is registered as an investment adviser under the Advisers Act.

(e)

VALIC desires to enter into an Investment Sub-Advisory Agreement with the SUB-ADVISER for all or a portion of the assets of the Covered Fund(s) which VALIC determines from time to time to assign to the SUB-ADVISER.

VALIC and the SUB-ADVISER agree as follows:

1.	Services Rendered and Expenses Paid by the SUB-ADVISER

The SUB-ADVISER, subject to the control and supervision of VALIC and VC I’s Board of Directors and in material conformity with the 1940 Act, all applicable laws and regulations thereunder, all other applicable federal and state laws and regulations, including section 817(h) and Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), VC I’s Articles, Bylaws, registration statements, prospectus and stated investment objectives, policies and restrictions of any Covered Fund(s) and any applicable procedures adopted by VC I’s Board of Directors and provided to the SUB-ADVISER, shall:

(a)

Manage the investment and reinvestment of the assets of the Covered Fund(s) including, for example, the evaluation of pertinent economic, statistical, financial, and other data, the determination, in its discretion without prior consultation with VALIC or the VC I Board of Directors, of the industries, securities and other investments to be represented in each Covered Fund’s portfolio, and the formulation and implementation of investment programs.

3

(b)

Maintain a trading desk and place orders for the purchase and sale of portfolio investments (including futures contracts or other derivatives) for each Covered Fund’s account with brokers or dealers (including futures commission merchants) selected by the SUB-ADVISER, or arrange for any other entity to provide a trading desk and to place orders with brokers and dealers (including futures commission merchants) selected by the SUB-ADVISER, subject to the SUB-ADVISER’s control, direction, and supervision, which brokers or dealers may include brokers or dealers (including futures commission merchants) affiliated with the SUB-ADVISER, subject to applicable law.

(c)

In performing its obligations under this Agreement, the SUB-ADVISER may, at its own discretion, delegate any or all of its discretionary investment, advisory and other rights, powers and functions hereunder to any advisory affiliate, without further written consent of VALIC provided that the SUB-ADVISER shall always remain liable for its obligations hereunder.

VALIC agrees that, to the extent SUB-ADVISER is responsible for managing only a portion of the assets of a Covered Fund, SUB-ADVISER shall manage the portion of the assets of a Covered Fund allocated to it as if it was a separate operating fund, unless instructed otherwise in writing from VALIC, and shall comply with the investment objectives, policies and restrictions applicable to a Covered Fund and qualifications of a Covered Fund as a regulated investment company under the Code with respect to the portion of assets of a Covered Fund allocated to SUB-ADVISER.

The SUB-ADVISER will assist the Covered Fund(s) and its agents in determining whether prices obtained by the Covered Fund(s) and its agents for valuation purposes are consistent with the prices on the SUB-ADVISER’s portfolio records relating to the assets of the Covered Fund(s) for which the SUB-ADVISER has responsibility at such times as VALIC shall reasonably request; provided, however, that the parties acknowledge that the SUB-ADVISER is not the fund accounting agent for the Covered Fund(s) and is not responsible for

4

pricing determinations or calculations and any information provided pursuant to this position by SUB-ADVISER will be provided for information purposes only.

In performing the services described in paragraph (b) above, the SUB-ADVISER shall use its best efforts to obtain for the Covered Fund(s) the best execution of portfolio transactions, under the circumstances of each trade and on the basis of all relevant factors and considerations. Subject to policies and procedures that may be adopted by VC I’s Board of Directors and Section 28(e) of the Securities Exchange Act of 1934, as amended, the SUB-ADVISER may cause the Covered Fund(s) to pay to a broker a commission, for effecting a portfolio transaction, in excess of the commission another broker would have charged for effecting the same transaction, if the first broker provided brokerage and/or research products or services, including statistical data, to the SUB-ADVISER. The SUB-ADVISER shall not be deemed to have acted unlawfully, or to have breached any duty created by this Agreement, or otherwise, solely by reason of acting in accordance with such authorization. In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the 1940 Act and Rule 17e-1 thereunder, the SUB-ADVISER may engage its affiliates, the VALIC and its affiliates or any other subadviser to VC I and its respective affiliates, as broker-dealers or futures commission merchants to effect Covered Fund transactions in securities and other investments for a Covered Fund.

Furthermore, on occasions when the SUB-ADVISER deems the purchase or sale of a security to be in the best interest of one or more of the Covered Fund(s) as well as other clients of the SUB-ADVISER, it may allocate such transactions in the manner it considers to be the most equitable and consistent with its fiduciary obligation to the Covered Fund(s) and to such other clients. The SUB-ADVISER shall not be deemed to have acted unlawfully, or to have breached any duty created by this Agreement, or otherwise, solely by reason of acting according to such authorization.

The SUB-ADVISER may aggregate sales and purchase orders of securities held by the Covered Fund(s) with similar orders being made simultaneously for other accounts managed by the SUB-ADVISER or with accounts of the affiliates of the SUB-ADVISER, if in the SUB-ADVISER’s reasonable judgment such aggregation is fair and reasonable and consistent with the SUB-ADVISER’S fiduciary

5

obligations to the Covered Fund(s) and its other clients, considering factors such as the advantageous selling or purchase price, brokerage commission and other expenses. In accounting for such aggregated order price, commission and other expenses shall be averaged on a per bond or share basis daily. VALIC acknowledges that the determination whether such aggregation is fair and reasonable by the SUB-ADVISER is subjective and that such aggregation of orders may not result in more favorable pricing or lower brokerage commissions in all instances.

VALIC authorizes and empowers the SUB-ADVISER to direct the Covered Fund’s Custodian to open and maintain brokerage accounts for securities and other property, including financial and commodity futures and commodities and options thereon (all such accounts hereinafter called “brokerage accounts”) for and in the name of the Covered Fund(s) and to execute for the Covered Fund(s) as its agent and attorney-in-fact standard customer agreements with such broker or brokers as the SUB-ADVISER shall select as provided above. With respect to brokerage accounts for financial and commodity futures and commodities and options thereon, the SUB-ADVISER shall select such brokers, as approved by VALIC, prior to the establishment of such brokerage account. The SUB-ADVISER may, using such of the securities and other property in the Covered Fund as the SUB-ADVISER deems necessary or desirable, direct the Covered Fund’s Custodian to deposit for the Covered Fund original and maintenance brokerage and margin deposits and otherwise direct payments of cash, cash equivalents and securities and other property into such brokerage accounts and to such brokers as the SUB-ADVISER deems desirable or appropriate.

The SUB-ADVISER shall maintain records adequately demonstrating compliance with its obligations under this Agreement and report periodically to VALIC and VC I’s Board of Directors regarding the performance of its services under this Agreement. The SUB-ADVISER will make available to VALIC and VC I promptly upon their reasonable written request all of the Covered Fund(s)’ investment records and ledgers to assist VALIC and VC I in compliance with respect to each Covered Fund’s securities transactions as required by the 1940 Act and the Advisers Act, as well as other applicable laws. The SUB-ADVISER will furnish VC I’s Board of Directors such periodic and special reports as VALIC and VC I’s Board of Directors may reasonably request. The SUB-ADVISER will furnish to regulatory authorities, including the Texas Department of Insurance, any information or reports, including all books and records developed or

6

maintained under or related to this Agreement, in connection with such services which may be requested in order to ascertain whether the operations of the Covered Fund(s) or VALIC are being conducted in a manner consistent with applicable laws and regulations.

Should VALIC at any time make any definite determination as to any investment policy and notify the SUB-ADVISER in writing of such determination, within a reasonable time after receipt of such notice as agreed to by the SUBADVISER and VALIC the SUB-ADVISER shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked, provided such determination will permit SUB-ADVISER to comply with the first paragraph of this Section.

The SUB-ADVISER will not hold money or investments on behalf of VC I. The money and investments will be held by the Custodian of VC I. The SUB-ADVISER will arrange for the transmission to the Custodian for VC I, on a daily basis, such confirmation, trade tickets and other documents as may be necessary to enable the Custodian perform its administrative responsibilities with respect to the Covered Fund(s). The SUB-ADVISER further shall have the authority to instruct the Custodian of VC I (i) to pay cash for securities and other property delivered, or to be delivered, to the Custodian for the Covered Fund(s), (ii) to deliver securities and other property against payment for the Covered Fund(s), and (iii) to transfer assets and funds to such brokerage accounts as the SUB-ADVISER may designate, all consistent with the powers, authorities and limitations set forth herein. The SUB-ADVISER shall not have the authority to cause the Custodian to deliver securities and other property except as expressly provided for in this Agreement or as provided by VALIC in writing to the Custodian.

VALIC will vote proxies relating to securities held by the Covered Fund(s). VALIC will vote all such proxies in accordance with such proxy voting guidelines and procedures adopted by the Board of Directors. VALIC may, on certain non-routine matters, consult with the SUB-ADVISER before voting proxies relating to securities held by the Covered Fund(s). VALIC will instruct the Custodian and other parties providing services to VC I promptly to forward to the proxy voting service copies of all proxies and shareholder communications relating to securities held by each Covered Fund(s). The SUB-ADVISER shall not be responsible for taking any action on behalf of the Covered Funds in connection with any claim or potential claim in

7

any bankruptcy proceedings, class action securities litigation, or other litigation or proceeding affecting securities held at any time in the Covered Fund(s) including, without limitation, to file proofs of claim or other documents related to such proceedings (the “Litigation”) or to investigate, initiate, supervise, or monitor the Litigation involving the Covered Funds’ assets.

The SUB-ADVISER shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act or represent VALIC or VC I other than in furtherance of the SUB-ADVISER’s duties and responsibilities as set forth in this Agreement.

Except as otherwise agreed, or as otherwise provided herein, the SUB-ADVISER shall bear the expense of discharging its responsibilities hereunder and VALIC shall pay, or arrange for others to pay, all VALIC’s expenses, except that VALIC shall in all events pay the compensation described in Section 3 of this Agreement.

VALIC and the SUB-ADVISER acknowledge that VC I will be ultimately responsible for all brokerage commissions, taxes, custodian fees and other transaction-related fees incurred on behalf of the Covered Funds(s).

The SUB-ADVISER is hereby prohibited from consulting with any other sub-adviser of the Covered Fund(s) (or a portion thereof) or any other sub-adviser to a fund under common control with the Covered Fund(s) (or a portion thereof) concerning securities transactions of the Covered Fund(s) (or a portion thereof) in securities or other assets, except as otherwise permitted by the 1940 Act or any rules thereunder.

2.	Confidentiality

The SUB-ADVISER will not disclose or use any records or information obtained pursuant to this Agreement in any manner whatsoever except as expressly authorized in this Agreement or as reasonably required to execute transactions on behalf of the Covered Fund(s), and will keep confidential any non-public information obtained directly as a result of this service relationship, and disclose such non-public information only if VALIC or the VC I Board of Directors has authorized such disclosure, or if such information is or hereafter becomes ascertainable from public or published information or trade sources, or if such information is or hereafter otherwise is lawfully know by the SUB-ADVISER, or if such disclosure is

8

expressly required or requested by applicable federal or state authorities (including the SUB-ADVISER’S regulatory examiners) or court of law of competent jurisdiction or to the extent such disclosure is reasonably required by auditors or attorneys of the SUB-ADVISER in connection with the performance of their professional services or as may otherwise be contemplated by this Agreement. Notwithstanding the foregoing, the SUB-ADVISER may disclose the total return earned by the Covered Fund(s) and may include such total return in the calculation of composite performance information.

VALIC will not disclose or use any records or information belonging to the SUB-ADVISER obtained pursuant to this Agreement in any manner whatsoever except as expressly authorized in this Agreement or as reasonably required in performance of its advisory services to the Covered Funds, and will keep confidential any information obtained pursuant to this service relationship, and disclose such information only if the SUB-ADVISER has authorized such disclosure, or if such information is or hereafter becomes ascertainable from public or published information or trade sources, or if such information is expressly required or requested by applicable federal or state authorities (including VALIC’s regulatory examiners) or court of law of competent jurisdiction or to the extent such disclosure is reasonably required by auditors or attorneys of VALIC in connection with the performance of their professional services or as may otherwise be contemplated by this Agreement.

3.	Compensation of the SUB-ADVISER

VALIC shall pay to the SUB-ADVISER, as compensation for the services rendered and expenses paid by the SUB-ADVISER, a monthly fee or fees based on each Covered Fund’s average daily net asset value computed for each Covered Fund as provided for herein and in the fee schedule attached hereto as Schedule A. Schedule A may be amended from time to time by written agreement executed by VALIC and the SUB-ADVISER, provided that amendments are made in conformity with applicable laws and regulations and the Articles and Bylaws of VC I. Any change in Schedule A pertaining to any new or existing Covered Fund shall not be deemed to affect the interest of any other Covered Fund and shall not require the approval of shareholders of any other Covered Fund. VALIC is prohibited from advancing funds to SUB-ADVISER except to pay for the services under this Agreement.

9

The average daily net asset value shall be determined by taking the average of all of the determinations of net asset value, made in the manner provided in VC I’s constitutive documents, for each business day during a given calendar month. VALIC shall pay this fee for each calendar month as soon as practicable after the end of that month, but in any event no later than fifteen (15) days following the end of the month.

If the SUB-ADVISER serves for less than a whole month, the foregoing compensation shall be prorated.

The payment of advisory fees related to the services of the SUB-ADVISER under this Agreement shall be the sole responsibility of VALIC and shall not be the responsibility of VC I.

4.	Scope of the SUB-ADVISER’s Activities

VALIC understands that the SUB-ADVISER and its affiliates now act, will continue to act and may act in the future as investment adviser to fiduciary and other managed accounts and as investment adviser to other investment companies, and VALIC has no objection to the SUB-ADVISER so acting, provided that whenever a Covered Fund(s) and one or more other accounts or investment companies advised by the SUB-ADVISER have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a methodology believed by the SUB-ADVISER to be equitable to each entity. The SUB-ADVISER similarly agrees to allocate opportunities to sell securities on an equitable basis. VALIC recognizes that, in some cases, this procedure may limit the size of the position that may be acquired or sold for a Covered Fund(s). In addition, VALIC understands that the persons employed by the SUB-ADVISER to assist in the performance of the SUB-ADVISER’s duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the SUB-ADVISER or any affiliate of the SUB-ADVISER to engage in and devote time and attention to other business or to render services of whatever kind or nature.

Except as otherwise required by the 1940 Act, any of the shareholders, directors, officers and employees of VALIC may be a shareholder, director, officer or employee of, or be otherwise interested in, the SUB-ADVISER, and in any person controlling, controlled by or under common control with the SUB-ADVISER; and the SUB-ADVISER,

10

and any person controlling, controlled by or under common control with the SUB-ADVISER, may have an interest in VALIC.

The SUB-ADVISER shall not be liable to VALIC, VC I, the Covered Funds, or to any shareholder in the Covered Fund(s), and VALIC shall indemnify the SUB-ADVISER, for any act or omission in rendering services under this Agreement, or for any losses sustained in connection with the matters to which this agreement relates, so long as there has been no willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties on the part of the SUB-ADVISER in performing its duties under this Agreement. The provisions of this paragraph shall survive the termination of the Agreement.

VALIC shall perform quarterly and annual tax compliance tests and promptly furnish reports of such tests to the SUB-ADVISER after each quarter end to ensure that the Covered Fund(s) is in compliance with Subchapter M of the Code and Section 817(h) of the Code. VALIC shall apprise the SUB-ADVISER promptly after each quarter end of any potential non-compliance with the diversification requirements in such Code provisions. If so advised, the SUB-ADVISER shall take prompt action so that the Covered Fund complies with such Code diversification provisions, as directed by VALIC. VALIC acknowledges that the SUB-ADVISER shall rely completely upon VALIC’s determination of whether and to what extent each Covered Fund(s) is in compliance with Subchapter M and Section 817(h) of the Code and that the SUB-ADVISER has no separate and independent responsibility to test for such compliance.

The SUB-ADVISER does not guarantee the future performance of the Covered Fund(s) or any specific level of performance, the success of any investment decision or strategy that SUB-ADVISER may use, or the success of SUB-ADVISER’s overall management of the Covered Fund(s). VALIC and VC I understand that investment decisions made for the Covered Fund(s) by the SUB-ADVISER are subject to various market, currency, economic, political and business risks and that those investment decisions will not always be profitable. The SUB-ADVISER will manage only the assets of the Covered Fund(s) allocated to its management by VALIC and in making investment decisions for the Covered Fund(s).

11

5.	Representations of the SUB-ADVISER and VALIC

The SUB-ADVISER represents, warrants, and agrees as follows:

(a)

The SUB-ADVISER (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect: (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement, and (v) will immediately notify VALIC of the occurrence of any event that would disqualify the SUB-ADVISER from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

(b)

The SUB-ADVISER has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and if it has not already done so, will provide VALIC and VC I with a copy of such code of ethics together with evidence of its adoption.

(c)

The SUB-ADVISER has provided VALIC and VC I with a copy of its Form ADV as most recently filed with the SEC and will promptly after filing its annual update to its Form ADV with the SEC, furnish a copy of such amendment to VALIC.

VALIC represents, warrants, and agrees as follows:

(a)

VALIC: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect: (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services

12

contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify the SUB-ADVISER of the occurrence of any event that would disqualify VALIC from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

(b)

VALIC has the authority under the Investment Advisory Agreement between VALIC and VC I to delegate some or all of its responsibilities to one or more sub-advisers and the delegation to the SUB-ADVISER under this Agreement is authorized by and consistent with the grant of authority in that Investment Advisory Agreement.

6.	Term of Agreement

This Agreement shall become effective as to the Covered Fund(s) set forth on Schedule A on the date hereof and as to any other Fund on the date of the Amendment to Schedule A adding such Fund in accordance with this Agreement. Unless sooner terminated as provided herein, this Agreement shall continue in effect for two years from its effective date. Thereafter, this Agreement shall continue in effect, but with respect to any Covered Fund, subject to the termination provisions and all other terms and conditions hereof, only so long as such continuance is approved at least annually by the vote of a majority of VC I’s Directors who are not parties to this Agreement or interested persons of any such parties, cast in person at a meeting called for the purpose of voting on such approval, and by a vote of a majority of VC I’s Board of Directors or a majority of that Covered Fund’s outstanding voting securities (as defined in the 1940 Act).

This Agreement shall automatically terminate in the event of its assignment as that term is defined in the 1940 Act or in the event of the termination of the Investment Advisory Agreement between VALIC

13

and VC I as it relates to any Covered Fund(s). The Agreement may be terminated as to any Covered Fund at any time, without the payment of any penalty, by vote of VC I’s Board of Directors or by vote of a majority of that Covered Fund’s outstanding voting securities on not more than 60 days’ nor less than 30 days’ prior written notice to the SUB-ADVISER, or upon such shorter notice as may be mutually agreed upon by the parties. This Agreement may also be terminated by VALIC: (i) on not more than 60 days’ nor less than 30 days’ prior written notice to the SUB-ADVISER, or upon such shorter notice as may be mutually agreed upon by the parties, without the payment of any penalty; or (ii) if the SUB-ADVISER becomes unable to discharge its duties and obligations under this Agreement. The SUB-ADVISER may terminate this Agreement at any time, or preclude its renewal without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ prior written notice to VALIC, or upon such shorter or longer notice as may be mutually agreed upon by the parties.

7.	Indemnification

VALIC agrees to indemnify the SUB-ADVISER for losses, costs, fees, expenses and claims which arise directly or indirectly (i) as a result of a failure by VALIC to provide the services or furnish materials required under the terms of this Agreement, or (ii) as the result of any untrue statement of a material fact or any omission to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which they were made, not misleading in any registration statements, proxy materials, reports, advertisements, sales literature, or other materials pertaining to VC I or a Covered Fund, except insofar as any such statement or omission was specifically made in reliance on written information provided by the SUB-ADVISER to VALIC. The provisions of this paragraph shall survive the termination of this Agreement.

The SUB-ADVISER agrees to indemnify VALIC for losses and claims which arise (i) as a result of the willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties by the SUB-ADVISER; or (ii) as the result of any untrue statement of a material fact or any omission to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which they were made, not misleading in any registration statements, proxy materials, reports, advertisements, sales literature, or other materials pertaining to VC I or a Covered Fund to the extent any such statement or omission was made in reliance on written information

14

provided by the SUB-ADVISER. The provisions of this paragraph shall survive the termination of this Agreement.

Promptly after receipt by either VALIC or SUB-ADVISER (an “Indemnified Party”) under this Section 7 of the commencement of an action, such Indemnified Party will, if a claim in respect thereof is to be made against the other party (the “Indemnifying Party”) under this section, notify Indemnifying Party of the commencement thereof; but the omission so to notify Indemnifying Party will not relieve it from any liability that it may have to any Indemnified Party otherwise than under this section. In case any such action is brought against any Indemnified Party, and it notified Indemnifying Party of the commencement thereof, Indemnifying Party will be entitled to participate therein and, to the extent that it may wish, assume the defense thereof, with counsel satisfactory to such Indemnified Party. After notice from Indemnifying Party of its intention to assume the defense of an action, the Indemnified Party shall bear the expenses of any additional counsel obtained by it, and Indemnifying Party shall not be liable to such Indemnified Party under this section for any legal or other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof other than reasonable costs of investigation.

8.	Other Matters

The SUB-ADVISER may from time to time employ or associate with itself any person, or persons believed to be particularly fit to assist in its performance of services under this Agreement, provided no such person serves or acts as an investment adviser separate from the SUB-ADVISER so as to require a new written contract pursuant to the 1940 Act. The compensation of any such persons will be paid by the SUB-ADVISER, and no obligation will be incurred by, or on behalf of, VALIC or VC I with respect to them.

The SUB-ADVISER agrees that all books and records which it maintains for the Covered Fund(s) are the Covered Fund’s property. The SUB-ADVISER also agrees upon request of VALIC or VC I, to promptly surrender the books and records in accordance with the 1940 Act and rules thereunder; provided, however, that the SUB-ADVISER may retain copies of such books and records to the extent necessary to comply with applicable law or regulation. The SUB-ADVISER further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by subparagraphs

15

(b)(5), (6), (7), (9), (10), (11) and paragraph (f) of Rule 31a-1 under the 1940 Act.

VALIC has herewith furnished the SUB-ADVISER copies of VC I’s Prospectus, Statement of Additional Information, investment objectives, policies and restrictions, and any applicable procedures adopted by VC I’s Board of Directors, as currently in effect for the Covered Fund(s) and agrees during the continuance of this Agreement to furnish the SUB-ADVISER copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. Until VALIC delivers any amendments or supplements to the SUB-ADVISER, the SUB-ADVISER shall be fully protected in relying on the documents previously furnished to it.

The SUB-ADVISER is authorized to honor and act on any notice, instruction or confirmation given by VALIC on behalf of VC I or the Covered Fund(s) in writing signed or sent by any of the persons who the SUB-ADVISER has reason to believe are acting in good authority. The SUB-ADVISER shall not be liable for so acting in good faith upon such instructions, confirmation or authority.

VALIC agrees to furnish the SUB-ADVISER at its principal office prior to use thereof, copies of all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Covered Fund(s) or the public that refer in any way to the SUB-ADVISER, and not to use such material if the SUB-ADVISER reasonably objects in writing within ten (10) business days (or such other time as may be mutually agreed) after receipt thereof. In the event of termination of this agreement, VALIC will continue to furnish to the SUB-ADVISER copies of any of the above-mentioned materials that refer in any way to the SUB-ADVISER and shall cease to use the SUB-ADVISER name and/or logo as soon as is reasonable. VALIC shall furnish or otherwise make available to the SUB-ADVISER such other information relating to the business affairs of VALIC and the Covered Fund as the SUB-ADVISER at any time, or from time to time, may reasonably request in order to discharge obligations hereunder. The provisions of this paragraph shall survive the termination of this Agreement.

A successor by law of the parties to this Agreement shall be entitled to the benefits of the indemnification contained herein. The indemnification provisions contained herein shall survive any termination of this Agreement.

16

VALIC agrees that the SUB-ADVISER may use the name of VALIC or VC I in any material that merely refers in accurate terms to the appointment of the SUB-ADVISER hereunder.

9.	Insolvency.

If VALIC is placed in receivership or seized by the Commissioner of the Texas Department of Insurance pursuant to Tex. Ins. Code Chapter 443: a) all of the rights of VALIC under this Agreement extend to the Commissioner or the receiver, and, all books and records will immediately be made available to the Commissioner or the receiver and must be turned over to the Commissioner or the receiver immediately upon their request, b) the SUB-ADVISER has no automatic right to terminate this Agreement, and c) the SUB-ADVISER shall continue to maintain any systems, programs, or other infrastructure notwithstanding a seizure by the Commissioner and will make them available to the receiver, for so long as the SUB-ADVISER continues to receive timely payment for its services.

10.	Applicability of Federal Securities Laws

This Agreement shall be interpreted in accordance with the laws of the State of New York and applicable federal securities laws and regulations, including definitions therein and such exemptions as may be granted to VALIC or the SUB-ADVISER by the Securities and Exchange Commission or such interpretive positions as may be taken by the Commission or its staff. To the extent that the applicable law of the State of New York, or any of the provisions herein, conflict with applicable provisions of the federal securities laws, the latter shall control.

11.	Amendment and Waiver

The Agreement may be amended by mutual written consent of the parties, subject to the requirements of the 1940 Act and the rules and regulations promulgated and orders granted thereunder.

12.	Notices

All notices hereunder shall be given in writing (and shall be deemed to have been duly given upon receipt) by delivery in person, by registered or certified mail or by overnight delivery (postage prepaid, return

17

receipt requested) to VALIC and to SUB-ADVISER at the address of each set forth below:

If to VALIC:	With a copy to:

Attn: Kurt Bernlohr 2919 Allen Parkway Houston, Texas 77019	Attn: Tom Ward 2919 Allen Parkway Houston, Texas 77019

If to SUB-ADVISER: Attn: Nori L. Gabert 2919 Allen Parkway Houston, Texas 77019	With a copy to: Attn: Louis O. Ducote 2919 Allen Parkway Houston, Texas 77019

The parties hereto have each caused this Agreement to be signed in duplicate on its behalf by its duly authorized officer on the above date.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

By:
Name: Kurt Bernlohr
Title: Senior Vice President

ATTEST:

Attest:
Name:
Title:

SUNAMERICA ASSET MANAGEMENT, LLC

By:
Name: Peter A. Harbeck
Title: President and Chief Executive Officer

ATTEST:

Attest:
Name:
Title:

18

SCHEDULE A

COVERED FUND(S)

Effective                     , 2014

Annual Fee computed at the following annual rate, based on average daily net asset value for each month on that portion of the assets managed by SUB-ADVISER, and payable monthly:

Global Social Awareness Fund	0.25% on first $500 million 0.225% on next $500 million 0.20% on assets over $1 billion

International Equities Fund	0.10% on first $1 billion 0.09% on assets over $1 billion

19

PROXY TABULATOR
P.O. BOX 9132	Return by Mail
FARMINGDALE, NY 11735	1) Sign and date the Group Authorization Card. 2) Return the Group Authorization Card in the envelope provided.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Notice of Special Meeting and Proxy Statement are available at www.materials.proxyvote.com/91915R

M68966-S16417	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

VALIC COMPANY I
GLOBAL SOCIAL AWARENESS FUND

GROUP AUTHORIZATION CARD
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

This Group Authorization Card allows you to instruct us to accept voting instructions from participants under the Contract owned by your group. If you agree to let your individual participants give us voting instructions for the proposal(s) in this proxy statement, please sign below and return this card in the enclosed postage-paid envelope.

The undersigned hereby instructs The Variable Annuity Life Insurance Company to vote all shares of the Fund which are attributable to the Group Contract, pursuant to the instructions received from individual participants, at the Special Meeting of Shareholders to be held in Meeting Room 2 of The Woodson Tower Building, 2919 Allen Parkway, Houston, Texas 77019 on May 13, 2014, at 3:00 p.m., Central Time and at any adjournment thereof.

PLEASE SIGN, DATE AND RETURN THIS GROUP AUTHORIZATION CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.	Date:
Signature:
Print Name:
Title:
Telephone #:

PROXY TABULATOR
P.O. BOX 9132	Return by Mail
FARMINGDALE, NY 11735	1) Sign and date the Group Authorization Card. 2) Return the Group Authorization Card in the envelope provided.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Notice of Special Meeting and Proxy Statement are available at www.materials.proxyvote.com/91915R

M68967-S16417	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

VALIC COMPANY I
INTERNATIONAL EQUITIES FUND

GROUP AUTHORIZATION CARD
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

This Group Authorization Card allows you to instruct us to accept voting instructions from participants under the Contract owned by your group. If you agree to let your individual participants give us voting instructions for the proposal(s) in this proxy statement, please sign below and return this card in the enclosed postage-paid envelope.

The undersigned hereby instructs The Variable Annuity Life Insurance Company to vote all shares of the Fund which are attributable to the Group Contract, pursuant to the instructions received from individual participants, at the Special Meeting of Shareholders to be held in Meeting Room 2 of The Woodson Tower Building, 2919 Allen Parkway, Houston, Texas 77019 on May 13, 2014, at 3:00 p.m., Central Time and at any adjournment thereof.

PLEASE SIGN, DATE AND RETURN THIS GROUP AUTHORIZATION CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.	Date:
Signature:
Print Name:
Title:
Telephone #:

PROXY TABULATOR
P.O. BOX 9112	To vote by Mail
FARMINGDALE, NY 11735
	1)	Read the Proxy Statement.
	2)	Check the appropriate boxes on the voting or group authorization card below.
	3)	Sign and date the voting or group authorization card.
	4)	Return the voting or group authorization card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M68990-S16417	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS VOTING OR GROUP AUTHORIZATION CARD IS VALID ONLY WHEN SIGNED AND DATED.

VALIC COMPANY I
GLOBAL SOCIAL AWARENESS FUND

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING:
		For	Against	Abstain
Global Social Awareness Fund
1.

To approve a new Investment Sub-Advisory Agreement between The Variable Annuity Life Insurance Company (“VALIC”) and SunAmerica Asset Management, LLC (“SunAmerica”) with respect to the Global Social Awareness Fund (to be voted on by shareholders of the Global Social Awareness Fund only).

		☐	☐	☐
3.	To transact such other business as may properly come before the Meeting or any adjournment thereof.
PLEASE DO NOT FORGET TO SIGN THE REVERSE SIDE OF THIS CARD.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Notice of Special Meeting and Proxy Statement are available at www.materials.proxyvote.com/91915R.

M68991-S16417

VOTING OR GROUP AUTHORIZATION CARD
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

This Voting or Group Authorization Card allows you to instruct us to accept voting instructions from participants under the Contract owned by your group. You may agree to let your individual participants give us voting instructions for the proposal in this proxy statement, or you may give voting instructions on behalf of participants. Please check the appropriate box to reflect your choice, sign, and return this card in the enclosed postage-paid envelope.

The undersigned hereby instructs The Variable Annuity Life Insurance Company, on behalf of its Separate Account(s), to vote all shares which are attributable to the Group Contract, pursuant to the instructions received from the group or individual participants at the Special Meeting of Shareholders (“Meeting”) to be held in Meeting Room 2 of The Woodson Tower Building, 2919 Allen Parkway, Houston, Texas 77019 on May 13, 2014, at 3:00 p.m., Central Time and any adjournments thereof.

With respect to those shares for which instructions have not been received by the Separate Account(s), the Separate Account(s) will cast shares in the affirmative or the negative, or in abstention, in the same proportion as those shares for which instructions have been received by the Separate Account(s). Only shareholders of record at the close of business on February 28, 2014 are entitled to vote at the Meeting and any adjournments thereof.

PLEASE SIGN, DATE AND RETURN THIS GROUP AUTHORIZATION CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

DATE:

SIGNATURE:

PRINT NAME:

TITLE:

TELEPHONE #:

VOTING OR GROUP AUTHORIZATION
☐ Check here to vote only and vote on reverse side.
☐ Check here to authorize only and DO NOT VOTE
ON REVERSE SIDE.

PROXY TABULATOR
P.O. BOX 9112	To vote by Mail
FARMINGDALE, NY 11735
	1)	Read the Proxy Statement.
	2)	Check the appropriate boxes on the voting or group authorization card below.
	3)	Sign and date the voting or group authorization card.
	4)	Return the voting or group authorization card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M68992-S16417	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS VOTING OR GROUP AUTHORIZATION CARD IS VALID ONLY WHEN SIGNED AND DATED.

VALIC COMPANY I
INTERNATIONAL EQUITIES FUND

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING:

		For	Against	Abstain
International Equities Fund
2.

To approve a new Investment Sub-Advisory Agreement between The Variable Annuity Life Insurance Company (“VALIC”) and SunAmerica Asset Management, LLC (“SunAmerica”) with respect to the International Equities Fund (to be voted on by shareholders of the International Equities Fund only).

		☐	☐	☐
3.	To transact such other business as may properly come before the Meeting or any adjournment thereof.
PLEASE DO NOT FORGET TO SIGN THE REVERSE SIDE OF THIS CARD.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Notice of Special Meeting and Proxy Statement are available at www.materials.proxyvote.com/91915R.

M68993-S16417

VOTING OR GROUP AUTHORIZATION CARD
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

This Voting or Group Authorization Card allows you to instruct us to accept voting instructions from participants under the Contract owned by your group. You may agree to let your individual participants give us voting instructions for the proposal in this proxy statement, or you may give voting instructions on behalf of participants. Please check the appropriate box to reflect your choice, sign, and return this card in the enclosed postage-paid envelope.

The undersigned hereby instructs The Variable Annuity Life Insurance Company, on behalf of its Separate Account(s), to vote all shares which are attributable to the Group Contract, pursuant to the instructions received from the group or individual participants at the Special Meeting of Shareholders (“Meeting”) to be held in Meeting Room 2 of The Woodson Tower Building, 2919 Allen Parkway, Houston, Texas 77019 on May 13, 2014, at 3:00 p.m., Central Time and any adjournments thereof.

With respect to those shares for which instructions have not been received by the Separate Account(s), the Separate Account(s) will cast shares in the affirmative or the negative, or in abstention, in the same proportion as those shares for which instructions have been received by the Separate Account(s). Only shareholders of record at the close of business on February 28, 2014 are entitled to vote at the Meeting and any adjournments thereof.

PLEASE SIGN, DATE AND RETURN THIS GROUP AUTHORIZATION CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

DATE:

SIGNATURE:

PRINT NAME:

TITLE:

TELEPHONE #:

VOTING OR GROUP AUTHORIZATION
☐ Check here to vote only and vote on reverse side.
☐ Check here to authorize only and DO NOT VOTE
ON REVERSE SIDE.

PROXY TABULATOR
P.O. BOX 9112 FARMINGDALE, NY 11735

To vote by Internet

1)  Read the Proxy Statement and have the proxy card below at hand.

2)  Go to website www.proxyvote.com

3)  Follow the instructions provided on the website.

To vote by Telephone

1)  Read the Proxy Statement and have the proxy card below at hand.

2)  Call 1-800-690-6903

3)  Follow the instructions.

To vote by Mail

1)  Read the Proxy Statement.

2)  Check the appropriate boxes on the proxy card below.

3)  Sign and date the proxy card.

4)  Return the proxy card in the envelope provided.

If you vote by Telephone or Internet,

you do not need to mail your card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M69131-S16999 KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

VALIC RETIREMENT SERVICES COMPANY
VALIC COMPANY I
GLOBAL SOCIAL AWARENESS FUND

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL(S).
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING:		For	Against	Abstain
Global Social Awareness Fund
1.

To approve a new Investment Sub-Advisory Agreement between The Variable Annuity Life Insurance Company (“VALIC”) and SunAmerica Asset Management, LLC (“SunAmerica”) with respect to the Global Social Awareness Fund (to be voted on by shareholders of the Global Social Awareness Fund only).

		☐	☐	☐

3.	To transact such other business as may properly come before the Meeting or any adjournment thereof.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE

NOTE: Please sign exactly as name(s) appear hereon. If account is held jointly, either shareholder may sign and that signature is binding. If signing as attorney, executor, administrator or other fiduciary, please indicate your title.

Signature [PLEASE SIGN WITHIN BOX] Date	Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Notice of Special Meeting and Proxy Statement are available at www.proxyvote.com.

M69132-S16999

VALIC COMPANY I	PROXY CARD
INDIVIDUAL SHAREHOLDERS

The shareholder hereby appoints Thomas M. Ward, Nori L. Gabert, Louis O. Ducote, Gregory R. Kingston and Kurt W. Bernlohr, each as attorney and proxy with full power of substitution to vote, as designated on the reverse side of this card, all the shares of the Fund which the shareholder is entitled to vote as of February 28, 2014, the record date, at the Special Meeting of Shareholders (the “Meeting”) to be held in Meeting Room 2 of The Woodson Tower Building, 2919 Allen Parkway, Houston, Texas 77019, on May 13, 2014 at 3:00 p.m., Central Time, and at any adjournments thereof. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. The shareholder hereby acknowledges receipt of the Notice of the Meeting and the accompanying Proxy Statement, and revokes any proxy heretofore given with respect to the Meeting.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR
P.O. BOX 9112	To vote by Internet
FARMINGDALE, NY 11735
	1)	Read the Proxy Statement and have the proxy card below at hand.
	2)	Go to website www.proxyvote.com
	3)	Follow the instructions provided on the website.

To vote by Telephone

	1)	Read the Proxy Statement and have the proxy card below at hand.
	2)	Call 1-800-690-6903
	3)	Follow the instructions.

To vote by Mail

	1)	Read the Proxy Statement.
	2)	Check the appropriate boxes on the proxy card below.
	3)	Sign and date the proxy card.
	4)	Return the proxy card in the envelope provided.

If you vote by Telephone or Internet, you do not need to mail your card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M69133-S16999	KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

VALIC RETIREMENT SERVICES COMPANY
VALIC COMPANY I
INTERNATIONAL EQUITIES FUND

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL(S).

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING:		For	Against	Abstain

International Equities Fund
2.

To approve a new Investment Sub-Advisory Agreement between The Variable Annuity Life Insurance Company (“VALIC”) and SunAmerica Asset Management, LLC (“SunAmerica”) with respect to the International Equities Fund (to be voted on by shareholders of the International Equities Fund only).

		☐	☐	☐

3.	To transact such other business as may properly come before the Meeting or any adjournment thereof.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE

NOTE: Please sign exactly as name(s) appear hereon. If account is held jointly, either shareholder may sign and that signature is binding. If signing as attorney, executor, administrator or other fiduciary, please indicate your title.

Signature [PLEASE SIGN WITHIN BOX] Date	Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Notice of Special Meeting and Proxy Statement are available at www.proxyvote.com.

M69134-S16999

VALIC COMPANY I	PROXY CARD
INDIVIDUAL SHAREHOLDERS

The shareholder hereby appoints Thomas M. Ward, Nori L. Gabert, Louis O. Ducote, Gregory R. Kingston and Kurt W. Bernlohr, each as attorney and proxy with full power of substitution to vote, as designated on the reverse side of this card, all the shares of the Fund which the shareholder is entitled to vote as of February 28, 2014, the record date, at the Special Meeting of Shareholders (the “Meeting”) to be held in Meeting Room 2 of The Woodson Tower Building, 2919 Allen Parkway, Houston, Texas 77019, on May 13, 2014 at 3:00 p.m., Central Time, and at any adjournments thereof. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. The shareholder hereby acknowledges receipt of the Notice of the Meeting and the accompanying Proxy Statement, and revokes any proxy heretofore given with respect to the Meeting.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR	To vote by Internet
P.O. BOX 9112 FARMINGDALE, NY 11735	1)	Read the Proxy Statement and have the Voting Instruction Card below at hand.
	2)	Go to website www.proxyvote.com
	3)	Follow the instructions provided on the website.
To vote by Telephone
	1)	Read the Proxy Statement and have the Voting Instruction Card below at hand.
	2)	Call 1-800-690-6903
	3)	Follow the instructions.
To vote by Mail
	1)	Read the Proxy Statement and the Voting Instruction Card.
	2)	Check the appropriate boxes on the Voting Instruction Card below.
	3)	Sign and date the Voting Instruction Card.
	4)	Return the Voting Instruction Card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M72139-Z62707	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE VARIABLE ANNUITY LIFE INSURANCE CO SEP ACCT(S)
GLOBAL SOCIAL AWARENESS FUND

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING:					For	Against	Abstain
Global Social Awareness Fund
1.

To approve a new Investment Sub-Advisory Agreement between The Variable Annuity Life Insurance Company (“VALIC”) and SunAmerica Asset Management, LLC (“SunAmerica”) with respect to the Global Social Awareness Fund (to be voted on by shareholders of the Global Social Awareness Fund only).

					☐	☐	☐
3.	To transact such other business as may properly come before the Meeting or any adjournment thereof.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE
NOTE: Please sign exactly as name(s) appear(s) hereon. If account is held jointly, either shareholder may sign and that signature is binding. If signing as attorney, executor, administrator or other fiduciary, please indicate your title.

Signature [PLEASE SIGN WITHIN BOX]		Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Notice of Special Meeting and Proxy Statement are available at www.proxyvote.com.

M72140-Z62707

VALIC COMPANY I	VOTING INSTRUCTION CARD

The signatory hereby appoints the Company mentioned on the reverse side of this Voting Instruction Card, on behalf of its Separate Account(s), to vote all the shares of the Fund which are attributable to the Contract for which the signatory is entitled to give instructions at the Special Meeting of Shareholders (the “Meeting”) to be held in Meeting Room 2 of The Woodson Tower Building, 2919 Allen Parkway, Houston, Texas 77019, on May 13, 2014 at 3:00 p.m., Central Time, and at any adjournments thereof. The signatory hereby acknowledges receipt of the Notice of the Meeting and the accompanying Proxy Statement, and revokes any voting instructions heretofore given with respect to the Meeting.

The insurance company will vote shares attributable to your Contract as indicated on the reverse side of this card, or if no direction is provided when the duly executed Voting Instruction Card is returned, the insurance company will vote shares attributable to your Contract “FOR” the proposal described on the reverse side. If you fail to return this Voting Instruction Card or return it unsigned, the insurance company will vote all shares attributable to your account value in proportion to all voting instructions for the Fund actually received from Contract owners in the Separate Account(s).

By signing and dating on the reverse side, you instruct the Separate Account(s) to vote shares of the Fund attributable to your Contract at the Meeting and all adjournments thereof. The Separate Account(s) shall vote as indicated on the reverse side and in its own discretion, upon such other business as may properly come before the Meeting.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR
P.O. BOX 9112 FARMINGDALE, NY 11735

To vote by Internet

1)  Read the Proxy Statement and have the Voting Instruction Card below at hand.

2)  Go to website www.proxyvote.com

3)  Follow the instructions provided on the website.

To vote by Telephone

1)  Read the Proxy Statement and have the Voting Instruction Card below at hand.

2)  Call 1-800-690-6903

3)  Follow the instructions.

To vote by Mail

1)  Read the Proxy Statement and the Voting Instruction Card.

2)  Check the appropriate boxes on the Voting Instruction Card below.

3)  Sign and date the Voting Instruction Card.

4)  Return the Voting Instruction Card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M72141-Z62707 KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE VARIABLE ANNUITY LIFE INSURANCE CO SEP ACCT(S)
INTERNATIONAL EQUITIES FUND

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING:		For	Against	Abstain
International Equities Fund
2.

To approve a new Investment Sub-Advisory Agreement between The Variable Annuity Life Insurance Company (“VALIC”) and SunAmerica Asset Management, LLC (“SunAmerica”) with respect to the International Equities Fund (to be voted on by shareholders of the International Equities Fund only).

		☐	☐	☐

3.	To transact such other business as may properly come before the Meeting or any adjournment thereof
PLEASE SIGN, DATE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE

NOTE: Please sign exactly as name(s) appear(s) hereon. If account is held jointly, either shareholder may sign and that signature is binding. If signing as attorney, executor, administrator or other fiduciary, please indicate your title.

Signature [PLEASE SIGN WITHIN BOX] Date	Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Notice of Special Meeting and Proxy Statement are available at www.proxyvote.com.

M72142-Z62707

VALIC COMPANY I	VOTING INSTRUCTION CARD

The signatory hereby appoints the Company mentioned on the reverse side of this Voting Instruction Card, on behalf of its Separate Account(s), to vote all the shares of the Fund which are attributable to the Contract for which the signatory is entitled to give instructions at the Special Meeting of Shareholders (the “Meeting”) to be held in Meeting Room 2 of The Woodson Tower Building, 2919 Allen Parkway, Houston, Texas 77019, on May 13, 2014 at 3:00 p.m., Central Time, and at any adjournments thereof. The signatory hereby acknowledges receipt of the Notice of the Meeting and the accompanying Proxy Statement, and revokes any voting instructions heretofore given with respect to the Meeting.

The insurance company will vote shares attributable to your Contract as indicated on the reverse side of this card, or if no direction is provided when the duly executed Voting Instruction Card is returned, the insurance company will vote shares attributable to your Contract “FOR” the proposal described on the reverse side. If you fail to return this Voting Instruction Card or return it unsigned, the insurance company will vote all shares attributable to your account value in proportion to all voting instructions for the Fund actually received from Contract owners in the Separate Account(s).

By signing and dating on the reverse side, you instruct the Separate Account(s) to vote shares of the Fund attributable to your Contract at the Meeting and all adjournments thereof. The Separate Account(s) shall vote as indicated on the reverse side and in its own discretion, upon such other business as may properly come before the Meeting.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR
P.O. BOX 9112	To vote by Mail
FARMINGDALE, NY 11735
	1)	Read the Proxy Statement.
	2)	Check the appropriate boxes on the proxy card below.
	3)	Sign and date the proxy card.
	4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M69145-Z62769	KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

VALIC COMPANY I
GLOBAL SOCIAL AWARENESS FUND

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING:		For	Against	Abstain

Global Social Awareness Fund
1.

To approve a new Investment Sub-Advisory Agreement between The Variable Annuity Life Insurance Company (“VALIC”) and SunAmerica Asset Management, LLC (“SunAmerica”) with respect to the Global Social Awareness Fund (to be voted on by shareholders of the Global Social Awareness Fund only).

		☐	☐	☐

3.	To transact such other business as may properly come before the Meeting or any adjournment thereof.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

NOTE: Please sign exactly as name(s) appear(s) hereon. If account is held jointly, either shareholder may sign and that signature is binding. If signing as attorney, executor, administrator or other fiduciary, please indicate your title.

Signature [PLEASE SIGN WITHIN BOX] Date	Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Notice of Special Meeting and Proxy Statement are available at www.materials.proxyvote.com/91915R.

M69146-Z62769

PROXY CARD

The undersigned shareholder hereby appoints Thomas M. Ward, Nori L. Gabert, Louis O. Ducote, Gregory R. Kingston and Kurt W. Bernlohr, each as attorney and proxy with full power of substitution to vote, as designated on the reverse side of this card, all the shares of the Fund which the undersigned is entitled to vote as of February 28, 2014, the record date, at the Special Meeting of Shareholders (the “Meeting”) to be held in Meeting Room 2 of The Woodson Tower Building, 2919 Allen Parkway, Houston, Texas 77019, on May 13, 2014, at 3:00 p.m., Central Time, and at any adjournments thereof. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. The undersigned hereby acknowledges receipt of the Notice of the Meeting and the accompanying Proxy Statement, and revokes any proxy heretofore given with respect to the Meeting.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR
P.O. BOX 9112 FARMINGDALE, NY 11735	To vote by Mail
	1)	Read the Proxy Statement.
	2)	Check the appropriate boxes on the proxy card below.
	3)	Sign and date the proxy card.
	4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M69147-Z62769	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

VALIC COMPANY I
INTERNATIONAL EQUITIES FUND

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING:					For	Against	Abstain
International equities Fund
2.

To approve a new Investment Sub-Advisory Agreement between The Variable Annuity Life Insurance Company (“VALIC”) and SunAmerica Asset Management, LLC (“SunAmerica”) with respect to the International Equities Fund (to be voted on by shareholders of the International Equities Fund only).

					☐	☐	☐
3.	To transact such other business as may properly come before the Meeting or any adjournment thereof.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.
NOTE: Please sign exactly as name(s) appear(s) hereon. If account is held jointly, either shareholder may sign and that signature is binding. If signing as attorney, executor, administrator or other fiduciary, please indicate your title.

Signature [PLEASE SIGN WITHIN BOX]		Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Notice of Special Meeting and Proxy Statement are available at www.materials.proxyvote.com/91915R.

M69148-Z62769

PROXY CARD

The undersigned shareholder hereby appoints Thomas M. Ward, Nori L. Gabert, Louis O. Ducote, Gregory R. Kingston and Kurt W. Bernlohr, each as attorney and proxy with full power of substitution to vote, as designated on the reverse side of this card, all the shares of the Fund which the undersigned is entitled to vote as of February 28, 2014, the record date, at the Special Meeting of Shareholders (the “Meeting”) to be held in Meeting Room 2 of The Woodson Tower Building, 2919 Allen Parkway, Houston, Texas 77019, on May 13, 2014, at 3:00 p.m., Central Time, and at any adjournments thereof. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. The undersigned hereby acknowledges receipt of the Notice of the Meeting and the accompanying Proxy Statement, and revokes any proxy heretofore given with respect to the Meeting.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735	To vote by Mail
	1)	Read the Proxy Statement.
	2)	Check the appropriate boxes on the proxy card below.
	3)	Sign and date the proxy card.
	4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M69149-S16696	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

VALIC COMPANY I
GLOBAL SOCIAL AWARENESS FUND

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING:		For	Against	Abstain

Global Social Awareness Fund
1.

To approve a new Investment Sub-Advisory Agreement between The Variable Annuity Life Insurance Company (“VALIC”) and SunAmerica Asset Management, LLC (“SunAmerica”) with respect to the Global Social Awareness Fund (to be voted on by shareholders of the Global Social Awareness Fund only).

		☐	☐	☐
2.	To transact such other business as may properly come before the Meeting or any adjournment thereof.

Note: If you plan to vote by mail, please sign the proxy card. When signing in a fiduciary capacity, such as executor, administrator, director, guardian, etc. please sign your name and indicate your title. Corporate and partnership proxies should be signed by an authorized person.

Signature [PLEASE SIGN WITHIN BOX] Date	Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Notice of Special Meeting and Proxy Statement are available at www.materials.proxyvote.com/91915R.

M69150-S16696

PROXY CARD

The undersigned shareholder hereby appoints Thomas M. Ward, Nori L. Gabert, Louis O. Ducote, Gregory R. Kingston and Kurt W. Bernlohr, each as attorney and proxy with full power of substitution to vote, as designated on the reverse side of this card, all the shares of the Fund which the undersigned is entitled to vote as of February 28, 2014, the record date, at the Special Meeting of Shareholders (the “Meeting”) to be held in Meeting Room 2 of The Woodson Tower Building, 2919 Allen Parkway, Houston, Texas 77019, on May 13, 2014, at 3:00 p.m., Central Time, and at any adjournments thereof. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. The undersigned hereby acknowledges receipt of the Notice of the Meeting and the accompanying Proxy Statement, and revokes any proxy heretofore given with respect to the Meeting.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR
P.O. BOX 9112	To vote by Mail
FARMINGDALE, NY 11735
	1)	Read the Proxy Statement.
	2)	Check the appropriate boxes on the proxy card below.
	3)	Sign and date the proxy card.
	4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M69151-S16696	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

VALIC COMPANY I
INTERNATIONAL EQUITIES FUND

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING:		For	Against	Abstain

International Equities Fund
2.

To approve a new Investment Sub-Advisory Agreement between The Variable Annuity Life Insurance Company (“VALIC”) and SunAmerica Asset Management, LLC (“SunAmerica”) with respect to the International Equities Fund (to be voted on by shareholders of the International Equities Fund only).

		☐	☐	☐

3.	To transact such other business as may properly come before the Meeting or any adjournment thereof.

Note: If you plan to vote by mail, please sign the proxy card. When signing in a fiduciary capacity, such as executor, administrator, director, guardian, etc. please sign your name and indicate your title. Corporate and partnership proxies should be signed by an authorized person.

Signature [PLEASE SIGN WITHIN BOX] Date	Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Notice of Special Meeting and Proxy Statement are available at www.materials.proxyvote.com/91915R.

M69152-S16696

PROXY CARD

The undersigned shareholder hereby appoints Thomas M. Ward, Nori L. Gabert, Louis O. Ducote, Gregory R. Kingston and Kurt W. Bernlohr, each as attorney and proxy with full power of substitution to vote, as designated on the reverse side of this card, all the shares of the Fund which the undersigned is entitled to vote as of February 28, 2014, the record date, at the Special Meeting of Shareholders (the “Meeting”) to be held in Meeting Room 2 of The Woodson Tower Building, 2919 Allen Parkway, Houston, Texas 77019, on May 13, 2014, at 3:00 p.m., Central Time, and at any adjournments thereof. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. The undersigned hereby acknowledges receipt of the Notice of the Meeting and the accompanying Proxy Statement, and revokes any proxy heretofore given with respect to the Meeting.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.